UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]

FILED BY PARTY OTHER THAN THE REGISTRANT [ ]

CHECK THE APPROPRIATE BOX:

[X]  Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]  Definitive Information Statement

                  INTERNATIONAL TRUST & FINANCIAL SYSTEMS, INC.
                (Name of Registrant as specified in its charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]  No fee required.
(1)  Title of each class of securities to which transaction applies:
(2)  Aggregate number of securities to which transactions applies:
(3) Per unit price or other underlying value of transaction computed pursuant to exchange act rule 0-11:
(4)  Proposed maximum aggregate value of transaction:
(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by exchange act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)  Amount previously paid:
(2)  Form, schedule or registration statement no.:
(3)  Filing party:
(4)  Date filed:

                  INTERNATIONAL TRUST & FINANCIAL SYSTEMS, INC.
                     9103 EMMOTT ROAD, BUILDING 6, SUITE A,
                               HOUSTON TEXAS 77040
                            TELEPHONE (713) 466-6585

                                  June 7, 2004

To Our Shareholders:

     The purpose of this information statement is to inform the holders of record of shares of our common stock and preferred stock as of the close of business on the record date, April 23, 2004 that our board of directors has recommended, and that a majority of our shareholders intend to vote in favor of a resolution which will change our domicile from Florida to Nevada.

     The board of directors will submit a proposal to change the state of incorporation of International Trust & Financial Systems, Inc. from Florida to Nevada. If approved by at least a majority of the votes cast by holders of our common stock and our preferred stock, the change of domicile will result in a change in our jurisdiction of incorporation from the State of Florida to the State of Nevada and will also result in the adoption of new articles of incorporation and bylaws for International Trust & Financial Systems, Inc., which will govern us under Nevada law. If approved by the shareholders and subject to requisite regulatory approval, it is anticipated that the change of domicile will become effective on or about June 24, 2004 or as soon as practicable after the meeting.

     The change of domicile is intended, among other things, to enable us to take advantage of a more favorable tax structure and the flexibility of corporate law in Nevada.

     Our board of directors has reserved the right to terminate or abandon the change of domicile at any time prior to its effectiveness, notwithstanding shareholder approval, if the board determines for any reason that the consummation of the change of domicile would be inadvisable or not in the best interests of International Trust & Financial Systems, Inc. or our shareholders.

     For a summary of the principal income tax consequences of the change of domicile to United States shareholders and International Trust & Financial Systems, Inc., see "Federal Income Tax Considerations" contained in the accompanying information statement.

     If the change of domicile is completed, our shareholders will be required to surrender their current certificates representing common stock and preferred stock in exchange for certificates representing the appropriate number of shares of International Trust & Financial Systems, Inc. as a Nevada corporation. Appropriate transmittal forms will be sent to the shareholders for these purposes.

     The information statement provides a detailed description of the change of domicile and other information to assist you in considering the matters on which to be voted. We urge you to review this information carefully and, if you require assistance, to consult with your financial, tax or other professional advisers.

     For the reasons set forth in the information statement, your board of directors unanimously believes that the proposed change of domicile is in the best interests of International Trust & Financial Systems, Inc. and all of its shareholders.

     WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     This information statement is being mailed on or about June 7, 2004 to all shareholders of record as of April 23, 2004.

     We appreciate your continued interest in International Trust & Financial Systems, Inc.

                                   Very truly yours,

                                   /s/  Wilbert  H.  Marmion

                                   Wilbert  H.  Marmion
                                   President

                  INTERNATIONAL TRUST & FINANCIAL SYSTEMS, INC.
                     9103 EMMOTT ROAD, BUILDING 6, SUITE A,
                               HOUSTON TEXAS 77040
                            TELEPHONE (713) 466-6585

                              INFORMATION STATEMENT

     This information statement is furnished to the holders of record at the close of business on April 23, 2004, the record date, of the outstanding common stock and preferred stock of International Trust and Financial Systems, Inc., pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, in connection with an action that the holder of the majority of the votes of our stock intends to take by written consent on June 24, 2004. Our majority shareholder intends to vote in favor of a change in our domicile from Florida to Nevada.

     This information statement will be sent on or about June 7, 2004 to our shareholders of record who do not sign the majority written consent described herein.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A
PROXY.

                                VOTING SECURITIES

     In accordance with our bylaws, our board of directors has fixed the close of business on April 23, 2004 as the record date for determining the shareholders entitled to notice of the above noted action. The approval of the proposed amendment to our articles of incorporation requires the affirmative vote of a majority of the shares of our common stock and preferred stock issued and outstanding as of the record date at the time the vote is taken. As of the record date, 40,646,901 shares of our common stock were issued and outstanding and 2,870,000 shares of our preferred stock were issued and outstanding. Each share of the common stock outstanding entitles the holder to one vote on all matters brought before the common shareholders. Each share of the preferred stock outstanding, which is designated as the Series A preferred stock, entitles the holder to one vote on all matters brought before the preferred shareholders and also entitles the preferred shareholder to 40 votes of the common stock on all matters brought before all of the shareholders. The quorum necessary to conduct business of the shareholders consists of a majority of the outstanding shares of the common stock and preferred stock issued and outstanding as of the record date.

     We have a consenting shareholder, Mr. Wilbert H. Marmion, our president, director, and chief executive officer, who holds 2,360,430 shares of our common stock and 2,870,000 shares of our preferred stock. Mr. Marmion will have the power to pass the proposed amendment without the concurrence of any of our other shareholders.

     Pursuant to our Certificate of Designation Establishing Series A Preferred Stock, each share of our currently issued and outstanding preferred stock may be converted into 40 fully paid and nonassessable shares of our common stock. On all matters submitted to a vote of the holders of the common stock, including, without limitation, the election of directors, a holder of shares of the preferred stock shall be entitled to the number of votes on such matters equal to the number of shares of the preferred stock held by such holder multiplied by the number of shares of the common stock each such share of the preferred stock shall then be convertible. Therefore, Mr. Marmion will have the power to vote 117,160,430 shares of the common stock which number exceeds the number of outstanding shares of our common stock.

     ACCORDINGLY, WE ARE NOT ASKING OUR SHAREHOLDERS FOR A PROXY AND SHAREHOLDERS ARE REQUESTED NOT TO SEND A PROXY.

DISTRIBUTION AND COSTS

     We will pay all costs associated with the distribution of this information statement, including the costs of printing and mailing. In addition, we will only deliver one information statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders. Also, we will promptly deliver a separate copy of this information statement and future shareholder communication documents to any security holder at a shared address to which a single copy of this information statement was delivered, or deliver a single copy of this information statement and future shareholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

     Security holders may also address future requests regarding delivery of information statements and/or annual reports by contacting us at the address noted above.

DISSENTERS' RIGHT OF APPRAISAL

     Florida law provides for a right of a shareholder to dissent to the proposed merger and obtain appraisal of or payment for such shareholder's shares. See "Change of Domicile - Dissent Rights of Our Shareholders."

                                   BACKGROUND

     We were formed in Florida on September 5, 1996 under the name Fairbanks, Inc. On April 18, 1997, we changed our name to Jet Vacation, Inc. On May 11, 1998 we changed our name to Precom Technology, Inc. On October 12, 2002 we again changed our name, this time to International Trust & Financial Systems, Inc.

     Our original business plan was capital intensive and we were unable to raise the capital necessary to implement or carry out our original plan. As of the date of this information statement, we have not yet determined our business plan of operations.

                               CHANGE OF DOMICILE

PLAN OF MERGER

     We are proposing to change our state of incorporation from Florida to Nevada by means of a merger permitted under the corporate statutes of both states. The merger will be between International Trust and Financial Systems, Inc., a Florida corporation, and Marmion Industries Corp., a Nevada corporation, organized by us for the specific purpose of the change of domicile. A copy of the special resolution authorizing the change of domicile to be voted on by our shareholders is attached as Attachment A. The merger will be consummated
                            ------------
pursuant to a Plan of Merger, a copy of which is attached as Attachment B.
                                                             ------------
Copies of the articles of incorporation and bylaws, which will serve as our articles of incorporation and bylaws following the change of domicile are attached to the Plan of Merger. The Plan of Merger provides that International Trust and Financial Systems, Inc. will merge into Marmion Industries Corp. Following the merger, Marmion Industries Corp. will be the surviving entity.

     Marmion Industries Corp. is a newly formed corporation with one share of common stock issued and outstanding held by Wilbert H. Marmion, our president and chief operating officer, with only minimal capital. The terms of the merger provide that the currently issued one share of the common stock of Marmion Industries Corp. held by Wilbert H. Marmion will be cancelled. As a result, following the merger, our current shareholders will be the only shareholders of the newly merged corporation.

     The change of domicile will not interrupt the existence of International Trust and Financial Systems, Inc. Each share of our common stock and preferred stock will remain issued and outstanding as a share of the common stock of Marmion Industries Corp. after the change of domicile from Florida to Nevada. For a summary of certain


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
of the rights of shareholders of Marmion Industries Corp. before and after the change of domicile, see "Change of Domicile - Effect of the Change of Domicile on Shareholder Rights."

     Officers and Directors. Our board of directors currently consists of three members, Wilbert H. Marmion, Ellen Raidl and John Royston. Upon the change of domicile, our board of directors will consist of the same individuals who is currently the directors of International Trust and Financial Systems, Inc., and who are named as the directors in the articles of incorporation filed pursuant to our change of domicile into Nevada. Additionally, immediately following the change of domicile, our officers will be Wilbert H. Marmion, as president and chief executive officer, Ellen Raidl as chief financial officer, and secretary, and John Royston as vice president. See "Management - Executive Officers and Directors" for more information concerning Mrs. Raidl and Messrs. Marmion and Royston.

     Exchange of Share Certificates. As soon as practicable on or after the change of domicile, our shareholders of record immediately prior to the change of domicile will be sent detailed instructions concerning the procedures to be followed for submission of certificates representing our common stock and our preferred stock to our transfer agent, together with a form of transmittal letter to be sent to the transfer agent at the time such certificates are submitted.

     After the change of domicile, the transfer agent will deliver to any holder who has previously submitted a duly completed and execute transmittal letter and a certificate representing the common stock and/or the preferred stock, a certificate issued by us representing an equal number of shares of our common stock and/or preferred stock as a Nevada corporation into which such shares of the common stock and/or preferred stock were converted.

     After the change of domicile but before a certificate representing common stock and/or preferred stock is surrendered, certificates representing common stock and/or preferred stock will represent the number of shares of our common stock and/or preferred stock as a Nevada corporation into which such common stock and/or preferred stock were converted pursuant to the terms of the change of domicile. Our transfer agent will deliver certificates representing the appropriate amount and type of our capital stock in accordance with the shareholder's instructions for transfer or exchange.

     Failure by a shareholder to return appropriate transmittal letters or to surrender certificates representing common stock and/or preferred stock will not affect such person's rights as a shareholder, as such shareholder's certificates representing common stock and/or preferred stock following the change of domicile will represent the number of shares of our common stock and/or preferred stock as a Nevada corporation into which such common stock and/or preferred stock were converted pursuant to the terms of the change of domicile, and will present no material consequences to us.

CONDITIONS TO THE CHANGE OF DOMICILE; SHAREHOLDER APPROVALS

     Change of Domicile. The change of domicile is subject to, among other things:

- The approval by our shareholders of the special resolution authorizing the change of domicile (a copy of which is attached as Attachment A) by the
                                                        ------------
     affirmative vote of at least the majority of our common stock and preferred stock and

-    The filing of the Articles of Merger with the Secretary of State of Nevada.

     Notwithstanding the requisite shareholder approvals of the change of domicile, our board of directors has reserved the right to terminate or abandon the change of domicile without further shareholder approval if the board determines that the consummation of the change of domicile would be inadvisable or not in our best interests or our shareholders, or if all of the respective conditions to consummation of the change of domicile have not occurred within a reasonable period of time.

FILING OF ARTICLES OF MERGER

     The change of domicile is subject to filing of Articles of Merger with the Secretary of State of Nevada pursuant to the Nevada Revised Statutes. When the special resolution is passed by the requisite number of holders of the shares of our common and preferred stock, we intend to file the Articles of Merger.

     Under the Nevada Revised Statutes, when the merger takes effect:

- Every other entity that is a constituent entity (in our case, International Trust and Financial Systems, Inc., a Florida corporation) merges into the surviving entity (Marmion Industries Corp.) and the separate existence of every entity except the surviving entity ceases;

- The title to all real estate and other property owned by each merging constituent entity is vested in the surviving entity without reversion or impairment;

- The surviving entity has all of the liabilities of each other constituent entity;

- A proceeding pending against any constituent entity may be continued as if the merger had not occurred or the surviving entity may be substituted in the proceeding for the entity whose existence has ceased;

- The articles of incorporation of the surviving entity are amended to the extent provided in the plan of merger; and

- The shareholders' interests of each constituent entity that are to be converted into shareholders' interests, obligations or other securities of the surviving or any other entity or into cash or other property are converted, and the former holders of the shareholders' interests are entitled only to the rights provided in the Articles of Merger or any created pursuant to Chapters 92A.300 to 92A.500, inclusive, of the Nevada Revised Statutes dealing with dissenter's rights.

     Resales of Our Common Stock. Pursuant to Rule 145 under the Securities Act of 1933, the merger of International Trust and Financial Systems, Inc. from a Florida corporation into a Nevada corporation and the exchange of our shares of common stock in the Florida corporation into the shares of the common stock of the Nevada corporation is exempt from registration under the Securities Act, since the sole purpose of the transaction is a change of our domicile within the United States. The effect of the exemption is that the shares of our common stock issuable in the change of domicile may be resold by the former shareholders without restriction to the same extent that such shares may have been sold before the change of domicile.

     Accounting for the Transaction. Upon consummation of the change of domicile, the historical financial statements of the Florida company will become the historical financial statements of the Nevada company. Total shareholders' equity will be unchanged as a result of the change of domicile.

PRINCIPAL REASONS FOR THE CHANGE OF DOMICILE

     We have chosen to change our state of incorporation in order to take advantage of several features of Nevada corporate law which are expected to help us reduce our taxes and to facilitate our corporate actions. A comparison of Nevada and Florida law follows:

- Corporations domiciled in Nevada do not pay a franchise tax or a corporate income tax. Florida imposes a corporate income tax at a rate of approximately 5.5 percent of the net Florida income.

- Under Nevada law, unless otherwise provided in the articles of incorporation, a corporation that desires to change the number of shares of a class or series, if any, of its authorized stock by increasing or decreasing the number of authorized shares of the class or series and correspondingly increasing or decreasing the


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
     number of issued and outstanding shares of the same class or series held by each shareholder of record at the effective date and time of the change, may, except as otherwise provided in subsections 2 and 3 of Chapter 78.207 of the Nevada Revised Statutes, do so by a resolution adopted by the board of directors, without obtaining the approval of the shareholders. The resolution may also provide for a change of the par value, if any, of the same class or series of the shares increased or decreased. After the effective date and time of the change, the corporation may issue its stock in accordance therewith.

     The second bullet point above is especially important to us, inasmuch as we will be able to change our authorized shares to more efficiently meet our current needs. Presently, we need to go to the time and expense of having a shareholders' meeting in order to change our authorized shares. We must be able to quickly deal with situations calling for us to modify our capital structure.

EFFECT OF CHANGE OF DOMICILE ON SHAREHOLDER RIGHTS

     On the effective date of the merger resulting in our change of domicile, International Trust and Financial Systems, Inc. will be deemed incorporated under the Nevada Revised Statutes. Consequently, we will be governed by the articles of incorporation and bylaws filed with the Articles of Merger. The following summary describes the material consequences of the change of domicile to our shareholders, in addition to the differences in state law described above in "Change of Domicile - Principal Reasons for the Change of Domicile." This summary does not purport to be exhaustive and is qualified in its entirety by reference to our current articles of incorporation and bylaws, and the proposed new articles of incorporation and bylaws. The text of the proposed articles of incorporation and bylaws are included in this information statement as attachments to the Plan of Merger described in Attachment B. A copy of our
                                               ------------
current articles of incorporation, bylaws, the Florida Statutes, and the Revised Nevada Statutes will be available for reference by the shareholders of International Trust and Financial Systems, Inc. or their legal advisers at our registered office.

     Capital Structure. Under our proposed articles of incorporation, the total number of shares of capital stock that International Trust and Financial Systems, Inc. will have the authority to issue is 2,000,000,000 consisting of 1,990,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share. Under our current articles of incorporation, International Trust and Financial Systems, Inc. presently has the authority to issue only 50,000,000 shares of common stock, par value $0.001 per share and 10,000,000 shares of preferred stock, no par value per share.

     Common Stock. Currently, the holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our shareholders, including the election of directors. Following the change of domicile, the holders of our common stock will have the same voting rights. Also, our shareholders do not have and will not have cumulative voting rights. Subject to preferences that may be applicable to any then outstanding series of our preferred stock, holders of our common stock are entitled to receive ratably such dividends, if any, as may be declared by our board of directors out of legally available funds. In the event of the liquidation, dissolution, or winding up of International Trust and Financial Systems, Inc., the holders of our common stock will be entitled to share ratably in the net assets legally available for distribution to our shareholders after the payment of all our debts and other liabilities, subject to the prior rights of any series of our preferred stock then outstanding. The holders of our common stock have no preemptive or conversion rights or other subscription rights and there are no redemption or sinking fund provisions applicable to our common stock.

     Preferred Stock. Following the change of domicile, in accordance with the Nevada Revised Statutes, our board of directors will have the authority to fix the number of shares of preferred stock and the designations, preferences, powers and relative, participating, optional or other special rights and the qualifications or restrictions on such rights. The preferences, powers, rights and restrictions of different series of our preferred stock may vary with respect to dividend rates, amounts payable on liquidation, voting rights, conversion rights, redemption provisions, sinking fund provisions, purchase funds, and other matters. The holders of our preferred stock will have no preemptive or cumulative voting rights.

     Authorizing an additional 1,940,000,000 shares of common stock would give the board of directors the express authority, without further action of the shareholders, to issue common stock from time to time as the board deems necessary. The board of directors believes it is necessary to have the ability to issue such additional shares of


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
common stock for general corporate purposes. Potential uses of the additional authorized shares may include equity financings, issuance of options, acquisition transactions, stock dividends or distributions, without further action by the shareholders, unless such action were specifically required by applicable law or rules of any stock exchange or similar system on which our securities may then be listed.

     Following the change of domicile, all shares of our preferred stock will have the same rights and preferences as those established by our certificate of designation of Series A preferred stock, attached as Attachment C to this
                                                     ------------
information statement.

     Following the change of domicile, we have no plans to issue any additional shares of common or preferred stock.

     The proposed increase in the authorized number of shares of common stock could have a number of effects on our shareholders depending upon the exact nature and circumstances of any actual issuance of authorized but unissued shares. The increase could have an anti-takeover effect, in that the additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of International Trust and Financial Systems, Inc. more difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of persons seeking to obtain control of International Trust and Financial Systems, Inc.

     The proposed change in our capital structure is not being made by us in response to any known accumulation of shares or threatened takeover. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of additional shares by us could have an effect on the potential realizable value of a shareholder's investment.

     In the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of our outstanding shares caused by the issuance of additional shares of our common stock would dilute the earnings per share and book value per share of all outstanding shares of our common stock. If such factors were reflected in the price per share of common stock, the potential realizable value of a shareholder's investment could be adversely affected.

     Shareholder Consent in Lieu of Meeting. Under both the Florida Statutes and the Nevada Revised Statutes, shareholder action may be taken without a meeting if shareholders holding the requisite voting power execute a consent. Our proposed articles of incorporation provide that our shareholders may take action if shareholders holding the requisite voting power execute a consent in lieu of a meeting.

CERTAIN PROVISIONS OF OUR PROPOSED ARTICLES OF INCORPORATION AND BYLAWS

     General. Provisions of our articles of incorporation and bylaws concern matters of corporate governance and the rights of our shareholders, such as the ability of our board of directors to issue shares of our common and preferred stock and to set the voting rights, preferences, and other terms of our preferred stock without further shareholder action. These provisions could also delay or frustrate the removal of incumbent directors or the assumption of control of our board of directors by our shareholders, and may be deemed to discourage takeover attempts, mergers, tender offers, or proxy contests not first approved by our board of directors, which some shareholders may deem to be in their best interests.

     Board of Directors. The business and affairs of International Trust and Financial Systems, Inc. will continue to be managed under the direction of our board of directors, which currently consists of three members. The number of members on our board of directors is fixed by, and may be increased or decreased from time to time by, the affirmative vote of a majority of the members at any time constituting our board of directors.

     Newly created directorships resulting from any increase in the number of directors and any vacancies on our board of directors resulting from death, resignation, disqualification, removal or other causes shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the board of directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term for which the new directorship was created or the vacancy occurred and until the director's successor shall have been elected and qualified or until his earlier death, resignation, or removal. No decrease in the number of directors constituting the board of directors shall shorten the term of any incumbent director. Our board of directors may not have less than one member. There is no limit on the maximum size of our board.

     Whenever the holders of any class or series of our capital stock are entitled to elect one or more directors under any resolution or resolutions of our board of directors designating a series of our preferred stock, vacancies and newly created directorships of a class or series may be filled by a majority of the directors then in office elected by the applicable class or series, by a sole remaining director so elected, or by the written consent, or the affirmative vote of a majority of the outstanding shares of the class or series entitled to elect the directors.

     Any director may be removed from office only by the affirmative vote of the holders of a majority of the combined voting power of our then outstanding shares of capital stock entitled to vote at a meeting of shareholders called for that purpose, voting together as a single class.

     Meetings of Shareholders. Our articles of incorporation will provide that a special meeting of our shareholders may only be called by:

-    Our president;

- The holders of at least 10 percent of the outstanding shares of our capital stock entitled to vote at the proposed special meeting; or

-    Our board of directors by means of a duly adopted resolution.

     Special shareholder meetings may not be called by any other person or in any other manner. Our bylaws provide that only those matters set forth in the notice of the special meeting may be considered or acted upon at the special meeting. Our articles of incorporation do not permit our shareholders to take an action by written consent unless the action to be taken and the taking of that action by written consent have been approved in advance by our board of directors.

     Limitation of Liability. Our articles of incorporation will provide that any director or officer shall not be personally liable to International Trust and Financial Systems, Inc. or our shareholders for damages as a result of any act or failure to act in his capacity as a director or officer, unless

- It is proven that his act or failure to act constituted a breach of his fiduciary duties and involved intentional misconduct, fraud, or a knowing violation of law, or

- Such person is a director liable under Section 78.300 of the Nevada Revised Statutes for the payment of an improper distribution by International Trust and Financial Systems, Inc. to its shareholders.

     Indemnification. Our articles of incorporation will provide that International Trust and Financial Systems, Inc. shall indemnify anyone who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by International Trust and Financial Systems, Inc. or in its right, by reason of the fact that he is or was a director, officer, employee, or agent of International Trust and Financial Systems, Inc., or is or was serving at International Trust and Financial Systems, Inc.'s request as a director, officer employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if:

- The liability did not result from any act or failure to act which constituted a breach of that person's fiduciary duties in his capacity as a director or officer, and involved intentional misconduct, fraud, or a knowing violation of law; or

- The person acted in good faith and in a manner which he reasonably believed to be in, or not opposed to, our best interests, and with respect to any criminal action or proceeding, he had no reasonable cause to believe his conduct was unlawful.

     Further, our articles of incorporation will permit International Trust and Financial Systems, Inc. to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by International Trust and Financial Systems, Inc. or in its right, to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of International Trust and Financial Systems, Inc., or is or was serving at our request as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with defense or settlement of the action or suit, if:

- The liability did not result from any act or failure to act which constituted a breach of that person's fiduciary duties in his capacity as a director or officer, and involved intentional misconduct, fraud or a knowing violation of law; or

- The person acted in good faith and in a manner which he reasonably believed to be in, or not opposed to, our best interests.

     However, International Trust and Financial Systems, Inc. will be prohibited from indemnifying any person with respect to any action, suit, or proceeding by a court of competent jurisdiction, if he has been finally adjudged to be liable to International Trust and Financial Systems, Inc., unless, and only to the extent that, the court of competent jurisdiction determines upon application that the person is fairly and reasonably entitled to indemnification in view of all the circumstances of the case.

     Our bylaws will contain similar indemnification and limitation of liability provisions. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or persons controlling International Trust and Financial Systems, Inc. under the indemnification provisions, or otherwise, International Trust and Financial Systems, Inc. is aware that, in the opinion of the SEC, the indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

     Permitted Combinations. Our articles of incorporation will expressly provide that we will not be governed by Nevada Revised Statutes 78.411 to 78.444, inclusive, which means that we not subject to the restrictions contained in the NRS applicable to mergers and other forms of combinations with holders of 10 percent or more of our stock.

     Amendment of Bylaws. Under our articles of incorporation, our bylaws may be amended by our board of directors or by the affirmative vote of the holders of at least a majority of the combined voting power of the outstanding shares of our capital stock then outstanding and entitled to vote, voting together as a single class.

     DISSENT RIGHTS OF OUR SHAREHOLDERS

     Under Florida law, our shareholders are entitled, after complying with certain requirements of Florida law, to dissent to the approval of the merger, pursuant to Sections 607.1302-607.1333 of the Florida Statutes, and to be paid the "fair value" of their shares of International Trust and Financial Systems, Inc. common stock in cash by complying with the procedures set forth in Sections 607.1303, 607.1321 and 607.1323 of the Florida Statutes. Set forth below is a summary of the procedures relating to the exercise of dissenters' rights by our shareholders. This summary does not purport to be a complete statement of the provisions of Sections 607.1302-607.1333 of the Florida Statutes and is qualified in its entirety by reference to such provisions, which are attached as Attachment D to this information statement.
------------

     The notice accompanying this Information Statement states that shareholders are entitled to assert dissenters' rights under Chapter 607 of the Florida Statutes. An International Trust and Financial Systems, Inc. shareholder who wishes to assert dissenters' rights must: (a) cause International Trust and Financial Systems, Inc. to receive, before the vote is taken on the merger, or within 20 days after receiving the notice accompanying this Information Statement, written notice of the shareholder's intention to demand payment for the shareholder's shares if the merger is effectuated; and (b) not vote his or her shares in favor of the merger (although a shareholder is not required to vote against merger and failure to vote does not constitute a waiver of any
rights).   Simply voting against merger will not constitute the required notice.
A shareholder who does not satisfy the foregoing requirements will not be entitled to demand payment for his or her shares under Chapter 607 of the Florida Statutes.

     When the merger is approved by the shareholders of International Trust and Financial Systems, Inc., International Trust and Financial Systems, Inc. must give a written notice to dissenters who are entitled to demand payment for their shares. The notice required to be given by International Trust and Financial Systems, Inc. must be given no later than 10 days after the date International Trust and Financial Systems, Inc.'s shareholders approve the merger. A shareholder who is given a dissenters' notice to assert dissenters' rights and who wishes to exercise dissenters' rights must, in accordance with the terms of the dissenters' notice, within 20 days cause International Trust and Financial Systems, Inc. to receive a payment demand and simultaneously deposit his share certificates with International Trust and Financial Systems, Inc. Any shareholder who fails to file such election to dissent within the 20 day period will be bound by the terms of the merger. Upon filing a notice of election to dissent, a shareholder shall only be entitled to payment as provided under Chapter 607 of the Florida Statutes and shall not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by a shareholder at any time before an offer is made by International Trust and Financial Systems, Inc. to pay for his or her shares.

     After International Trust and Financial Systems, Inc. makes an offer to purchase, no notice of election may be withdrawn unless International Trust and Financial Systems, Inc. consents thereto. A shareholder who does not demand payment as required by the date or dates set forth in the dissenters' notice is not entitled to payment for his or her shares.

     Within 10 days after the expiration of the period in which shareholders may file their notices of election to dissent, or within 10 days after the merger is effected, whichever is later (but in no case later than 90 days from the shareholders' authorization date), International Trust and Financial Systems, Inc. shall make a written offer to each dissenting shareholder who has made demand as provided in Section 607.1320 of the Florida Statutes to pay an amount we estimate to be the fair value for the shares. If the merger has not been consummated before the expiration of the 90 day period after the shareholders' authorization date, the offer may be made conditional upon consummation of the merger. The notice and offer shall be accompanied by:

- A balance sheet of International Trust and Financial Systems, Inc. as of the latest available date; and

- A profit and loss statement of International Trust and Financial Systems, Inc. for the twelve-month period ended on the date of the balance sheet.

     If within 30 days after the making of such offer a shareholder accepts the offer, payment for such shareholder's shares shall be made within 90 days after the making of such offer or the consummation of the merger, whichever is later. Upon payment of the agreed value for the shares, the dissenting shareholder shall cease to have any interest in the shares of International Trust and Financial Systems, Inc. If International Trust and Financial Systems, Inc. fails to make an offer within the period specified above or if International Trust and Financial Systems, Inc. makes an offer that any dissenting shareholder fails to accept, then International Trust and Financial Systems, Inc., within 30 days after receipt of written demand from any dissenting shareholder given within 60 days of the merger, or at International Trust and Financial Systems, Inc.'s election at any time within 60 days of the merger, will file an action in any court of competent jurisdiction in Palm Beach County, Florida, requesting that the fair value of such shares be determined.

     A dissenter may lose the right to demand payment unless the dissenter causes International Trust and Financial Systems, Inc. to receive the notice required within 30 days after International Trust and Financial Systems, Inc. made or offered payment for the shares of the dissenter.

     Judicial Appraisal of Shares. If a demand for payment made by a dissatisfied dissenter as set forth above is unresolved, International Trust and Financial Systems, Inc. may, within 60 days after receiving the payment demand, commence a proceeding and petition a court to determine the fair value of the shares. International Trust and Financial Systems, Inc. must commence the proceeding described above in any court of competent jurisdiction in Palm Beach County, Florida. International Trust and Financial Systems, Inc. must make all dissenters whose demands remain unresolved parties to the proceeding as in an action against their shares, and all parties must be served with a copy of the petition. The jurisdiction of the court in which the proceeding is commenced is plenary and exclusive. One or more persons may be appointed by the court as appraisers to receive evidence and recommend a decision on the question of fair value. The proceeding will be entitled to the same discovery rights as parties in other civil proceedings. International Trust and Financial Systems, Inc. will pay each shareholder the amount found to be due such shareholder, if any, within 10 days after the final determination of the proceedings.

     The court in an appraisal proceeding will determine the costs and expenses of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court will assess the costs against International Trust and Financial Systems, Inc., but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding, to whom International Trust and Financial Systems, Inc. has made an offer to pay for the shares, if the court finds that the action of such shareholders in failing to accept such offer was arbitrary, vexatious, or not in good faith. Such expenses shall include reasonable compensation for, and reasonable expenses of, the appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the fair value of the shares, as determined, materially exceeds the amount which International Trust and Financial Systems, Inc. offered to pay therefor or if no offer was made the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any attorney or expert employed by the shareholder in the proceeding.

VOTE REQUIRED

     The affirmative vote of a majority of the total number of shares of our issued and outstanding capital stock is required to approve the change in our domicile.

     The board of directors recommends a vote FOR approval of a change in our domicile. The proposed change in our domicile was approved by a vote of our directors on May 24, 2004.

     Information regarding the beneficial ownership of our common stock and preferred stock by management and the board of directors is noted below.

                                   MANAGEMENT

EXECUTIVE OFFICERS AND DIRECTORS

     The following table sets forth information concerning the directors and executive officers of International Trust and Financial Systems, Inc. as of the date of this information statement:

NAME                AGE                 POSITION                  POSITION HELD
------------------  ---  ---------------------------------------  -------------
                                                                      SINCE
                                                                      -----
Wilbert H. Marmion   46  President, director and chief executive       2004
                                       officer
    Ellen Raidl      37     Secretary, director and treasurer          2004

   John Royston      55        Vice president and director             2004

     Mr. Marmion and Mrs. Raidl are married.

     Our executive officers are elected annually by our board of directors. Except as noted above, there are no family relationships among our directors and executive officers. See "Certain Provisions of Our Articles of Incorporation and Bylaws" for the manner of election and term of office of our directors.

     We may employ additional management personnel as our board or directors deems necessary. International Trust and Financial Systems, Inc. has not identified or reached an agreement or understanding with any other individuals to serve in management positions. We do not anticipate any difficulty in employing qualified staff.

     A description of the business experience during the past several years for each of the directors and executive officers of International Trust and Financial Systems, Inc. is set forth below.

     Mr. Marmion started Marmion Air Service in 1998. He has been the sole shareholder and president and director since that time.

     Ms. Raidl has worked for Marmion Air Service since 2000 as office manager. Before that, Ms. Raidl worked in property management for The Hanover Company from 1998 to the end of 2000.

     Mr. Royston has been self-employed since 1992 as a tax accountant.

                            FEDERAL TAX CONSEQUENCES

     The following is a discussion of certain federal income tax considerations that may be relevant to holders of our common stock who receive the common stock of Marmion Industries Corp. as a result of the proposed change of domicile. No state, local, or foreign tax consequences are addressed herein.

     This discussion does not address the state, local, federal or foreign income tax consequences of the change of domicile that may be relevant to particular shareholders, such as dealers in securities, or our shareholders who exercise dissenters' rights. In view of the varying nature of such tax considerations, each shareholder is urged to consult his own tax adviser as to the specific tax consequences of the proposed change of domicile, including the applicability of federal, state, local, or foreign tax laws. Subject to the limitations, qualifications and exceptions described herein, and assuming the change of domicile qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, the following federal income tax consequences generally should result:

- No gain or loss should be recognized by the shareholders of International Trust and Financial Systems, Inc. upon conversion of their common stock and/or preferred stock into common stock and/or preferred stock of the Nevada company pursuant to the change of domicile;

- The aggregate tax basis of the common stock received by each shareholder of International Trust and Financial Systems, Inc. in the change of domicile should be equal to the aggregate tax basis of our common stock converted in exchange therefor;

- The holding period of our common stock received by each shareholder of International Trust and Financial Systems, Inc. in the change of domicile should include the period during which the shareholder held his common stock converted therefor, provided such common stock is held by the shareholder as a capital asset on the effective date of the change of domicile; and

- International Trust and Financial Systems, Inc. should not recognize gain or loss for federal income tax purposes as a result of the change of domicile.

     International Trust and Financial Systems, Inc. has not requested a ruling from the Internal Revenue Service with respect to the federal income tax consequences of the change of domicile under the Code. We expect to receive an opinion from our legal counsel, Glast, Phillips & Murray, P.C., substantially to the effect that the change of domicile should qualify as a reorganization within the meaning of
Section 368(a) of the Code. The tax opinion will neither bind the IRS nor preclude it from asserting a contrary position, and will be subject to certain assumptions and qualifications, including representations made by us. We believe the change of domicile will constitute a tax-free reorganization under
Section 368(a) of the Code, inasmuch as Section 368(a)(1)(F) of the Code defines a reorganization as a mere change in identity, form, or place of organization of our corporation.

                             PRINCIPAL SHAREHOLDERS

     The following table presents information regarding the beneficial ownership of all shares of our common stock as of the record date by:

- Each person who beneficially owns more than five percent of the outstanding shares of our common stock;

- Each person who beneficially owns outstanding shares of our preferred stock;

-    Each of our directors;

-    Each named executive officer; and

-    All directors and officers as a group.

                                                  COMMON SHARES          PREFERRED SHARES
                                            -----------------------  -----------------------
                                             BENEFICIALLY OWNED (2)   BENEFICIALLY OWNED (2)
                                            -----------------------  -----------------------
NAME OF BENEFICIAL OWNER (1)                   NUMBER      PERCENT      NUMBER      PERCENT
------------------------------------------  ------------  ---------  ------------  ---------
Wilbert H. Marmion (3) . . . . . . . . . . .   2,360,430       5.8%     2,870,000       100%
Ellen Raidl (3). . . . . . . . . . . . . . .           0         0%             0         0%
John Royston . . . . . . . . . . . . . . . .           0         0%             0         0%
All directors and executive officers as a
group (three persons). . . . . . . . . . . .   2,360,430       5.8%     2,870,000       100%
                                            ============  =========  ============  =========
Stephen F. Owens (4) . . . . . . . . . . . .   2,999,855      7.38%             0         0%

___________
(1) Unless otherwise indicated, the address for each of these shareholders is c/o International Trust and Financial Systems, Inc., 9103 Emmott Road, Building 6, Suite A, Houston, Texas 77040. Also, unless otherwise indicated, each person named in the table above has the sole voting and investment power with respect to our shares of common stock which he or she beneficially owns.
(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. As of the date of this Information Statement, there were issued and outstanding 40,646,901 shares of our common stock and 2,870,000 shares of our preferred stock. Mr. Marmion owns 2,360,430 shares of our common stock and 2,870,000 shares of our preferred stock. Each of our preferred shares is convertible into 40 shares of our common stock, and each preferred share has the same voting rights as 40 shares of our common stock. As a result, Mr. Marmion will have the power to vote 117,160,430 shares of our common stock.
(3)  Mr. Marmion and Mrs. Raidl are married.
(4) Mr. Owens, whose address is 9316 Wheatlands Road, Suite C, Santee, California 92071, owns 2.999,855 shares of our common stock. Mr. Owens is the brother-in-law of Mr. Marmion and Mrs. Raidl. Mr. Owens is the president, chief financial officer and a director of American Fire Retardant Corp., a Nevada corporation, which specializes in fire prevention and fire containment.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

CHANGE OF CONTROL

     On January 19, 2004, a change in control occurred as the result of the acquisition of our capital stock by Wilbert H. Marmion and Steven F. Owens.

     Pursuant to that certain Purchase and Escrow Agreement dated November 12, 2003, by and between us and Wilbert H. Marmion, and J. Bennett Grocock, P.A., on January 19, 2004, Mr. Marmion acquired 2,360,430 shares of our common stock and 2,870,000 shares of our preferred stock. Each of our preferred shares is convertible into 40 shares of our common stock, and each preferred share has the same voting rights as 40 shares of our common stock. All of the common and preferred shares acquired by Mr. Marmion carried a legend restricting the transfer thereof under the Securities Act of 1933, as amended. On January 19, 2004, Mr. Owens acquired 2,999,855 shares of our free-trading common stock.

     Additionally, with the consummation of the stock purchase transactions, Tim
B. Smith and David A. Pells resigned their positions as our officers and directors. Wilbert H. Marmion was elected our sole director in their place and stead.

     On February 24, 2004, Wilbert H. Marmion, our sole director, president and chief executive officer, appointed Ellen Raidl and John Royston to serve as directors alongside Wilbert H. Marmion. Ms. Raidl was also elected as our secretary and treasurer and Mr. Royston was elected as our vice president.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10 percent of a registered class of our equity securities, file with the SEC initial reports of ownership and reports of changes in ownership of our equity securities. Officers, directors and greater than 10 percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. All such persons have filed all required reports.

         FORM 10-KSB ANNUAL REPORT AND QUARTERLY REPORTS ON FORM 10-QSB

     Our Annual Report on Form 10-KSB for the year ended December 31, 2003, and Financial Information from our Quarterly Report for the Periods Ended March 31, 2004 are incorporated herein by reference.

                     COPIES OF ANNUAL AND QUARTERLY REPORTS

     We will furnish a copy of our Annual Report on Form 10-KSB for the year ended December 31, 2003 and a copy of our Quarterly Reports for the periods ended March 31, 2003, June 30, 2003, and September 30, 2003, and any exhibit referred to therein without charge to each person to whom this information statement is delivered upon written or oral request by first class mail or other equally prompt means within one business day of receipt of such request. Any request should be directed to our corporate secretary at 9103 Emmott Road, Building 6, Suite A, Houston, Texas 77040, telephone (713) 466-6585.

                                   By Order of the Board of Directors,

                                   /s/  Wilbert  H.  Marmion
                                   Wilbert  H.  Marmion,
                                   President

                                  ATTACHMENT A
SPECIAL RESOLUTION APPROVING PLAN AND AGREEMENT OF MERGER AND CHANGE IN DOMICILE

     WHEREAS, it is in the best interests of the Company that it merge with and into Marmion Industries Corp., a Nevada corporation ("Marmion Industries") as set forth in that certain Plan and Agreement of Merger by and between the Company and Marmion Industries, in the form attached as Attachment B (the "Plan
                                                         ------------
of  Merger")  to  the  information  statement  dated  June  7,  2004,  and

     WHEREAS, pursuant to the Plan of Merger, among other things, (a) the Company shall be merged with and into Marmion Industries, to exist and be governed by the laws of the State of Nevada, (b) Marmion Industries will be the surviving corporation, (c) the holders of shares of the common stock, par value $0.001 per share, of the Company shall be entitled to receive one share of the common stock, $0.001 par value per share, of Marmion Industries for every share of the common stock of the Company held by the common shareholders of the Company; and the currently issued one share of the common stock of Marmion Industries will be cancelled, and (d) the holders of shares of the preferred stock, par value $0.001 per share, of the Company shall be entitled to receive one share of the preferred stock, $0.001 par value per share, of Marmion Industries for every share of the preferred stock of the Company held by the preferred shareholders of the Company;

     NOW, THEREFORE, IT IS RESOLVED, that the Directors of the Company be, and they hereby are, authorized and directed to take whatever steps which may be necessary and to implement the Plan of Merger and to effectuate the merger and change of domicile approved herein.

                                  ATTACHMENT B
                                 PLAN OF MERGER

                      PLAN AND AGREEMENT OF MERGER BETWEEN
     INTERNATIONAL TRUST AND FINANCIAL SYSTEMS, INC. (A FLORIDA CORPORATION)
                                       AND
                 MARMION INDUSTRIES CORP. (A NEVADA CORPORATION)

     INTERNATIONAL TRUST AND FINANCIAL SYSTEMS, INC. (a Florida corporation) "International Trust") and MARMION INDUSTRIES CORP. (a Nevada corporation) ("Marmion Industries"), hereby agree as follows:

     1.   Plan  Adopted.  A  plan of merger merging International Trust with and
          -------------
into Marmion Industries (this "Plan of Merger"), pursuant to the provisions of Chapter 92A of the Nevada Revised Statutes (the "NRS"), Chapter 607 of the Florida Statutes (the "FS"), and Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, is adopted as follows:

          (a) International Trust shall be merged with and into Marmion Industries, to exist and be governed by the laws of the State of Nevada.

          (b) Marmion Industries shall be the Surviving Corporation (the "Surviving Corporation").

          (c) When this Plan of Merger shall become effective, the separate existence of International Trust shall cease and the Surviving Corporation shall succeed, without other transfer, to all the rights and properties of International Trust and shall be subject to all the debts and liabilities of such corporation in the same manner as if the Surviving Corporation had itself incurred them. All rights of creditors and all liens upon the property of each constituent entity shall be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the merger (the "Merger").

          (d) The Surviving Corporation will be responsible for the payment of all fees and franchise taxes of the constituent entities payable to the State of Nevada, if any.

          (e) The Surviving Corporation will carry on business with the assets of International Trust, as well as the assets of Marmion Industries.

          (f) The Surviving Corporation will be responsible for the payment of the fair value of shares, if any, required under Chapter 607 of the FS.

          (g) The stockholders of International Trust will surrender all of their shares in the manner hereinafter set forth.

          (h) In exchange for the shares of International Trust surrendered by its shareholders, the Surviving Corporation will issue and transfer to such shareholders on the basis hereinafter set forth, shares of its common stock.

          (i) The shareholders of Marmion Industries will keep their shares of the Surviving Corporation.

     2.   Effective  Date.  The  effective  date  of the Merger (the  "Effective
          ---------------
Date") shall be the date of the filing of Articles of Merger for International Trust and Marmion Industries in the States of Florida and Nevada.

     3.   Submission  to  Stockholders.  This  Plan of Merger shall be submitted
          ----------------------------
for approval separately to the stockholders of International Trust and Marmion Industries in the manner provided by the laws of the States of Florida and Nevada.

     4.   Manner  of  Exchange.  On  the  Effective  Date,  the  shareholders of
          --------------------
International Trust shall surrender their stock certificates to Marmion Industries in exchange for shares of the Surviving Corporation to which they are entitled.

     5.   Basis  of Exchange.  The holders of shares of the common stock, $0.001
          ------------------
par value per share, of International Trust shall be entitled to receive, in exchange for all the outstanding stock of International Trust, an amount of stock so that after the issuance thereof, such holders of International Trust will hold all of the issued and outstanding shares of the common stock of the Surviving Corporation, par value $0.001 per share.

     6.   Shares  of  the Surviving Corporation Held by the Current Shareholders
          ----------------------------------------------------------------------
of  Marmion  Industries. The presently outstanding shares of the common stock of
-----------------------
Marmion  Industries  will  be  cancelled.

     7.   Directors  and  Officers.
          ------------------------

          (a) The present Board of Directors of International Trust shall serve as the Board of Directors of the Surviving Corporation until the next annual meeting or until such time as their successors have been elected and qualified.

          (b) If a vacancy shall exist on the Board of Directors of the Surviving Corporation on the Effective Date, such vacancy may be filled by the Board of Directors as provided in the Bylaws of the Surviving Corporation.

          (c) All persons who, on the Effective Date, are executive or administrative officers of International Trust shall be officers of the Surviving Corporation until the Board of Directors of the Surviving Corporation shall otherwise determine. The Board of Directors of the Surviving Corporation may elect or appoint such additional officers as it may deem necessary or appropriate.

     8.   Articles  of  Incorporation.  The Articles of Incorporation of Marmion
          ---------------------------
Industries, existing on the Effective Date and reflecting the change of the corporate name to Marmion Industries Corp. and other provisions, a copy of which are attached hereto as Exhibit A and incorporated herein for all purposes, shall
                       ---------
continue in full force as the Articles of Incorporation of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

     9.   Bylaws.  The  Bylaws  of  Marmion Industries existing on the Effective
          ------
Date,  a  copy of which is attached hereto as Exhibit B and  incorporated herein
                                              ---------
for all purposes, shall continue in full force as the Bylaws of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

          (a)  Copies  of  the Plan of Merger.  A copy of this Plan of Merger is
               ------------------------------
on file at 9103 Emmott Road, Building 6, Suite A, Houston Texas, 77040, the principal offices of International Trust, and 9103 Emmott Road, Building 6, Suite A, Houston Texas, 77040, the principal offices of Marmion Industries. A copy of this Plan of Merger will be furnished to any stockholder of International Trust or Marmion Industries, on written request and without cost.

     10.  Contractual Consents Needed.  The parties to this Plan of Merger shall
          ---------------------------
have obtained, at or prior to the Effective Date, all consents required for the consummation of the transactions contemplated by this Plan of Merger from any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which any of them is a party, or to which any of their respective businesses, properties, or assets are subject.

     11.  Notices.  All  notices,  requests,  demands,  and other communications
          -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, or by telecopy or e-mail, if to International Trust, addressed to Wilbert H. Marmion at 9103 Emmott Road, Building 6, Suite A, Houston Texas, 77040, telecopier (713) 466-6742, and e-mail bmarmion@swell.net; and if to Marmion Industries, addressed to Wilbert H. Marmion at 9103 Emmott Road, Building 6, Suite A, Houston Texas, 77040, telecopier (713) 466-6742, and e-mail bmarmion@swell.net. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     12.  Legal  Construction.  In  case  any  one  or  more  of  the provisions
          -------------------
contained in this Plan of Merger shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions hereof, and this Plan of Merger shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

     13.  Benefit.  All the terms and provisions of this Plan of Merger shall be
          -------
binding upon and inure to the benefit of and be enforceable by the parties hereto, and their successors and permitted assigns.

     14.  Law Governing.  This Plan of Merger shall be construed and governed by
          -------------
the laws of the State of Nevada, and all obligations hereunder shall be deemed performable in Houston, Texas.

     15.  Perfection  of  Title.  The parties hereto shall do all other acts and
          ---------------------
things that may be reasonably necessary or proper, fully or more fully, to evidence, complete or perfect this Plan of Merger, and to carry out the intent of this Plan of Merger.

     16.  Cumulative  Rights.  The  rights  and remedies of any party under this
          ------------------
Plan of Merger and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     17.  Waiver.  No  course  of dealing on the part of any party hereto or its
          ------
agents, nor any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Plan of Merger or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     18.  Construction.  Whenever used herein, the singular number shall include
          ------------
the plural, the plural number shall include the singular, and the masculine gender shall include the feminine.

     19.  Multiple  Counterparts.  This Plan of Merger may be executed in one or
          ----------------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Plan of Merger on May 26 , 2004.

                                 INTERNATIONAL TRUST AND
                                 FINANCIAL SYSTEMS, INC.


                                 By_____________________________________________
                                 Wilbert H. Marmion, President


                                 MARMION INDUSTRIES CORP.


                                 By_____________________________________________
                                 Wilbert H. Marmion, President

Attachments:
-----------
Exhibit  A  -Articles  of  Incorporation  of  Marmion  Industries  Corp.
Exhibit  B  -Bylaws  of  Marmion  Industries  Corp.

                                    EXHIBIT A
                          ARTICLES OF INCORPORATION OF
                            MARMION INDUSTRIES CORP.,
                              A NEVADA CORPORATION

                [LETTERHEAD OF THE SECRETARY OF STATE OF NEVADA]

                                CORPORATE CHARTER

I, DEAN HELLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that MARMION INDUSTRIES CORP. did on MAY 25, 2004 file in this office the original Articles of Incorporation; that said Articles are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

                              IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office, in Carson City, Nevada, on MAY 26, 2004.


    [State Seal of Nevada]    /s/ Dean Heller
                              DEAN HELLER
                              Secretary of State


                              By: /s/ Laurie Freeman

                                      Certification Clerk

DEAN HELLER                                            FILED # c13989-04
Secretary of State                                             ---------
206 North Carson Street                                   MAY 25 2004
Carson City, Nevada 89701-4299                         IN THE OFFICE OF
(775) 684 5708                                         /s/ Dean Heller
Website: secretaryofstate.biz                   DEAN HELLER, SECRETARY OF STATE

    --------------------------------------------
    |                                          |
    |         Article of Incorporation         |
    |           (PURSUANT TO NRS 78)           |
    |                                          |
    --------------------------------------------

Important. Read attached instructions before completing form.           ABOVE SPACE IS FOR OFFICE USE ONLY

-------------------------------------------------------------------------------------------------------------
1. Name of                       MARMION INDUSTRIES CORP.
   -------
   Corporation
   -----------
-------------------------------------------------------------------------------------------------------------
2. Resident Agent                Capitol Corporate Services, Inc.
   --------------                ----------------------------------------------------------------------------
   Name and Street               Name
   ---------------
   Address:                      202 South Minnesota        Carson City   NEVADA     89703
   --------                      ----------------------------------------------------------------------------
   (must be a Nevada address     Street Address                City                 Zip Code
   -------------------------
   where process may be
   --------------------          ----------------------------------------------------------------------------
   served)                       Optional Mailing Address      City       State     Zip Code
   -------
-------------------------------------------------------------------------------------------------------------
3. Shares:
   -------
   (number of shares
   -----------------
   corporation
   -----------                   Number of shares                                     Number of shares
   authorized to issue           With par value:   2,000,000,000  Par value: $ 0.001  without par value: None
   -------------------                             -------------             -------                     ----
-------------------------------------------------------------------------------------------------------------
4. Names &                       1. Wilbert H. Marmion
   -------                          -------------------------------------------------------------------------
   Addresses,                       Name
   ----------
   of Board of                   9103 Emmott Road, Building 6, Suite A        Houston     TX      77040
   -----------                   ------------------------------------------   -------    -----    --------
   Directors/Trustees:           Street Address                                City      State    Zip Code
   -------------------
   (attach additional page       2. Ellen Raidl
   -----------------------          -------------------------------------------------------------------------
   there is more than 3             Name
   --------------------
   directors/trustees)           9103 Emmott Road, Building 6, Suite A        Houston     TX      77040
   -------------------           ------------------------------------------   -------    -----    --------
                                 Street Address                                City      State    Zip Code

                                 3. John Royston
                                    -------------------------------------------------------------------------
                                    Name

                                 9103 Emmott Road, Building 6, Suite A        Houston     TX      77040
                                 ------------------------------------------   -------    -----    --------
                                 Street Address                                City      State    Zip Code
-------------------------------------------------------------------------------------------------------------
5. Purpose:                      The purpose for this Corporation shall be:
   --------
   (optional-see instructions)   ----------------------------------------------------------------------------
   ---------------------------
-------------------------------------------------------------------------------------------------------------
6. Names, Address                Norman T. Reynolds                           /s/ Norman T. Reynolds
   --------------                ----------------------------------------     -------------------------------
   and Signature of              Name                                         Signature
   ----------------
   Incorporator.                 815 Walker St. Suite 1250                    Houston     TX      77002
   -------------                 ----------------------------------------     -------    -----    --------
   (attach additional page       Address                                       City      State    Zip Code
   -----------------------
   there is more than 1
   --------------------
   incorporator)
   -------------
-------------------------------------------------------------------------------------------------------------
7. Certificate of                I hereby accept appointment as Resident agent for the above named
   --------------                corporation.
   Acceptance of
   -------------                 /s/ Lee Ann Brooks                           May 25, 04
   Appointment of                -----------------------------------------    -------------------------------
   --------------                Authorized Signature of R.A. or On Behalf    Date
   Resident Agent;               of R.A. Company
   ---------------
-------------------------------------------------------------------------------------------------------------

This form must be accompanied by appropriate fees. See attached fee schedule.

                   CONTINUATION FOR ARTICLES OF INCORPORATION
                                       FOR
                            MARMION INDUSTRIES CORP.
                                 (THE "COMPANY")

                                  CAPITAL STOCK


     1.   Authorized  Stock.  The  total  number  of  shares  of stock which the
          -----------------
Company shall have authority to issue is 2,000,000,000, consisting of 1,990,000,000 shares of common stock, par value $0.001 per share (the "Common
Stock"), and 10,000,000 shares of preferred stock, par value $0.001 per share (the "Preferred Stock").

     2.   Preferred  Stock.  The Preferred Stock may be issued from time to time
          ----------------
in one or more series. The Board of Directors is hereby authorized to create and provide for the issuance of shares of the Preferred Stock in series and, by filing a certificate pursuant to the applicable section of the NRS (the "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designations, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

          (a) The designation of the series, which may be by distinguishing number, letter or title.

          (b) The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding).

          (c) Whether dividends, if any, shall be cumulative or noncumulative and the dividend rate of the series.

          (d)  The  dates  at  which  dividends,  if  any,  shall  be  payable.

          (e) The redemption rights and price or prices, if any, for shares of the series.

          (f) The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series.

          (g) The amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.

          (h) Whether the shares of the series shall be convertible into shares of any other class or series, or any other security, of the Company or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible and all other terms and conditions upon which such conversion may be made.

          (i) Restrictions on the issuance of shares of the same series or of any other class or series.

          (j) The voting rights, if any, of the holders of shares of the series.

          (k) Such other powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof as the Board of Directors shall determine.

     3.   Common  Stock.  The Common Stock shall be subject to the express terms
          -------------
of the Preferred Stock and any series thereof. Each share of the Common Stock shall be equal to each other share of the Common Stock.

The holders of shares of the Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders.

     4.   Voting  Rights.  Except  as  may  be  provided  in  these  Articles of
          --------------
Incorporation or in a Preferred Stock Designation, or as may be required by applicable law, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of shares of the Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote. At each election for directors, every stockholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote. It is expressly prohibited for any stockholder to cumulate his votes in any election of directors.

     5.   Denial  of Preemptive Rights.  No stockholder of the Company shall, by
          ----------------------------
reason of his holding shares of any class, have any preemptive or preferential right to purchase or subscribe to any shares of any class of the Company, now or hereafter to be authorized, or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, now or hereafter to be authorized, whether or not the issuance of any such shares, or such notes, debentures, bonds or other securities would adversely affect dividend or voting rights of such stockholder, other than such rights, if any, as the Board of Directors in its discretion may fix; and the Board of Directors may issue shares of any class of the Company, or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, without offering any such shares of any class, either in whole or in part, to the existing stockholders of any class.

                              ELECTION OF DIRECTORS

     1.   Number.  The  number  of  directors  constituting the initial Board of
          ------
Directors is three. The business and affairs of the Company shall be conducted and managed by, or under the direction of, the Board of Directors. The total number of directors constituting the entire Board of Directors shall be fixed and may be altered from time to time by or pursuant to a resolution passed by the Board of Directors.

     2.   Vacancies.  Except  as  otherwise  provided  for herein, newly created
          ---------
directorships resulting from any increase in the authorized number of directors, and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause, may be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the newly created directorship or for the directorship in which the vacancy occurred, and until such director's successor shall have been duly elected and qualified, subject to his earlier death, disqualification, resignation or removal. Subject to the provisions of these Articles of Incorporation, no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

     3.   Removal  of  Directors.  Except as otherwise provided in any Preferred
          ----------------------
Stock Designation, any director may be removed from office only by the affirmative vote of the holders of a majority or more of the combined voting power of the then outstanding shares of capital stock of the Company entitled to vote at a meeting of stockholders called for that purpose, voting together as a single class.

                             MEETING OF STOCKHOLDERS

     Meetings of stockholders of the Company (the "Stockholder Meetings") may be held within or without the State of Nevada, as the Bylaws of the Company (the "Bylaws") may provide. Special Stockholder Meetings may be called only by (a) the President, (b) the holders of at least 10 percent of all of the shares entitled to vote at the proposed special meeting, or (c) the Board of Directors pursuant to a duly adopted resolution. Special Stockholder Meetings may not be called by any other person or persons or in any other manner. Elections of directors need not be by written ballot unless the Bylaws shall so provide.

                               STOCKHOLDER CONSENT

     No action that is required or permitted to be taken by the stockholders of the Company at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders, unless the action to be effected by written consent of stockholders and the taking of such action by such written consent have expressly been approved in advance by the Board of Directors.

                             LIMITATION OF LIABILITY

     Except as otherwise provided in the NRS, a director or officer of the Company shall not be personally liable to the Company or its stockholders for damages as a result of any act or failure to act in his capacity as a director or officer; provided, however, that this Article shall not eliminate or limit the liability of a director or officer (a) if it is proven that his act or failure to act constituted a breach of his fiduciary duties and such breach involved intentional misconduct, fraud or a knowing violation of law, or (b) under Section 78.300 of the NRS.

     If the NRS is amended after the date of filing of these Articles of Incorporation to authorize corporate action further limiting or eliminating the personal liability of a director, then the liability of the directors of the Company shall be limited or eliminated to the fullest extent permitted by the NRS, as so amended, or a similar successor provision. Any repeal or modification of this Article by the stockholders of the Company or otherwise shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification.

                                 INDEMNIFICATION

     1.   Discretionary Indemnification.(a) The Company may indemnify any person
          ------------------------------
who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the Company, by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he: (i) is not liable pursuant to Section 78.138 of the NRS; or (ii) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person is liable pursuant to Section
78.138 of the NRS or did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, or that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

          (b) The Company may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he: (i) is not liable pursuant to Section 78.138 of the NRS; or (ii) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Company or for amounts paid in settlement to the Company, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the courts deem proper.

     2.  Determination  of  Discretionary  Indemnification.  Any  discretionary
         -------------------------------------------------
indemnification pursuant to Section 1 of this Article "Indemnification", unless ordered by a court or advanced pursuant to this Section 2, may be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

          (a)  By  the  stockholders;

          (b) By the Board of Directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding;

          (c) If a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion; or

          (d) If a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

     The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Company as they are incurred in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Company.

     3.   Mandatory  Indemnification.  To  the  extent that a director, officer,
          --------------------------
employee or agent of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 1 of this
Article IX, or in defense of any claim, issue or matter therein, the Company shall indemnify him against expenses, including attorneys' fees actually and reasonably incurred by him in connection with the defense.

     4.   Non-Exclusivity.  The  indemnification  and  advancement  of  expenses
          ---------------
authorized  in  or  ordered  by  a  court  pursuant  to  this  Article:

          (a) Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to
Section  1  of this Article, or for the advancement of expenses made pursuant to
Section 2 of this Article may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

          (b) Continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of any such person.

     5.   Insurance.  The  Company  may  purchase and maintain insurance or make
          ---------
other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status as such, whether or not the Company has the authority to indemnify him against such liability expenses.

                        AMENDMENT OF CORPORATE DOCUMENTS

     1.   Articles of Incorporation.  Whenever any vote of the holders of voting
          -------------------------
shares of the capital stock of the Company is required by law to amend, alter, repeal or rescind any provision of these Articles of Incorporation, such alteration, amendment, repeal or rescission of any provision of these Articles of Incorporation must be approved by the Board of Directors and by the affirmative vote of the holders of at least a majority of the combined voting power of the then outstanding voting shares of capital stock of the Company, voting together as a single class.

     Subject to the provisions hereof, the Company reserves the right at any time, and from time to time, to amend, alter, repeal or rescind any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by law, and other provisions authorized by the laws of the State of Nevada at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to these Articles of Incorporation in their present form or as hereafter amended are granted subject to the rights reserved in this Article.

     2.   Bylaws.  In  addition  to  any  affirmative  vote required by law, any
          ------
change of the Bylaws may be adopted either (a) by the affirmative vote of the Board of Directors, or (b) by the stockholders by the affirmative vote of the holders of at least a majority of the combined voting power of the then outstanding voting shares of capital stock of the Company, voting together as a single class.

                 APPLICATION OF NRS 78.411 TO 78.444, INCLUSIVE

     These Articles of Incorporation expressly provide that the Company shall not be governed by NRS 78.411 to 78.444, inclusive.

                                    EXISTENCE

     The  Company  is  to  have  perpetual  existence.

                                    EXHIBIT B
                                    BYLAWS OF
                            MARMION INDUSTRIES CORP.,
                              A NEVADA CORPORATION

                                    BYLAWS OF
                            MARMION INDUSTRIES CORP.

                                    ARTICLE I
                                     OFFICES

     1.1.      Resident Office.  The resident office of Marmion Industries Corp.
               ---------------
(the "Company") required by Section 78.035 of the Nevada Revised Statutes or any successor statute (the "NRS") to be maintained in the State of Nevada shall be the resident office named in the Articles of Incorporation of the Company, as they may be amended or restated from time to time in accordance with the NRS (the "Articles of Incorporation").

     1.2.      Other  Offices.  The  Company may also have offices at such other
               --------------
places both within and without the State of Nevada as the Board of Directors of the Company (the "Board of Directors") may determine from time to time or as the business of the Company may require.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

     2.1.      Place  of Meetings.  Meetings of the Company's stockholders shall
               ------------------
be held at such place within or without the State of Nevada as may be designated by the Board of Directors or the officer calling the meeting, or, in the absence of such designation, at the principal office of the Company.

     2.2.      Annual  Meeting.  An  annual meeting of the stockholders, for the
               ---------------
election of directors to succeed those whose terms expire or to fill vacancies and for the transaction of such other business as may properly come before the meeting, shall be held on such date and at such time as the Board of Directors shall fix and set forth in the notice of the meeting, which date shall be within 13 months subsequent to the last annual meeting of stockholders. At the annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the annual meeting as set forth in Paragraph 2.8 hereof. Failure to hold the annual meeting at the designated time shall not work a dissolution of the Company.

     2.3.      Special  Meetings.  Subject  to  the rights of the holders of any
               -----------------
series of the Company's preferred stock, par value $0.001 per share (the "Preferred Stock"), as designated in any resolutions adopted by the Board of Directors and filed with the State of Nevada (a "Preferred Stock Designation"), special meetings of the stockholders may be called at any time by those persons set forth in the Articles of Incorporation. Upon written request of any person or persons who have duly called a special meeting, it shall be the duty of the Secretary to fix the date of the meeting to be held not less than 10 nor more than 60 days after the receipt of the request and to give due notice thereof, as required by the NRS. If the Secretary shall neglect or refuse to fix the date of the meeting and give notice thereof, the person or persons calling the meeting may do so.

     2.4.      Notice  of  Meeting.  Written  or printed notice of all meetings,
               -------------------
stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called, shall be delivered not less than 10 nor more than 60 days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman of the Board or Secretary, to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered to a stockholder when deposited in the United States mail addressed to such stockholder at such stockholder's address as it appears on the stock transfer records of the Company, with postage thereon prepaid.

     2.5.      Registered  Holders of Shares; Closing of Share Transfer Records;
               -----------------------------------------------------------------
and  Record  Date.
-----------------

               (a)  Registered  Holders  as  Owners.  Unless  otherwise provided
                    -------------------------------
under the NRS, the Company may regard the person in whose name any shares are registered in the stock transfer records of the Company at any particular time (including, without limitation, as of a record date fixed pursuant to subparagraph (b) of this Paragraph 2.5) as the owner of such shares at that time for purposes of voting, receiving distributions thereon or notices in respect thereof, transferring such shares, exercising rights of dissent with respect to such shares, entering into agreements with respect to such shares, or giving proxies with respect to such shares; and neither the Company nor any of its officers, directors, employees or agents shall be liable for regarding that person as the owner of such shares at that time for those purposes, regardless of whether that person possesses a certificate for such shares.

               (b)  Record  Date.  For  the  purpose of determining stockholders
                    ------------
entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive a distribution by the Company (other than a distribution involving a purchase or redemption by the Company of any of its own shares) or a share dividend, or in order to make a determination of stockholders for any other proper purpose, the Board of Directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not more than 60 days and not less than 10 days, prior to the date on which the particular action requiring such determination of stockholders is to be taken. The Board of Directors shall not close the books of the Company against transfers of shares during the whole or any part of such period.

     If the Board of Directors does not fix a record date for any meeting of the stockholders, the record date for determining stockholders entitled to notice of or to vote at such meeting shall be at the close of business on the day next preceding the day on which notice is given, or, if in accordance with Paragraph
7.3 of these Bylaws notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

     2.6.      Quorum  of  Stockholders; Adjournment.  Unless otherwise provided
               -------------------------------------
in the Articles of Incorporation, a majority of the outstanding shares of capital stock of the Company entitled to vote, present in person or represented by proxy, shall constitute a quorum at any meeting of the stockholders, and the stockholders present at any duly convened meeting may continue to do business until adjournment notwithstanding any withdrawal from the meeting of holders of shares counted in determining the existence of a quorum. Unless otherwise provided in the Articles of Incorporation or these Bylaws, any meeting of the stockholders may be adjourned from time to time by the chairman of the meeting or the holders of a majority of the issued and outstanding stock, present in person or represented by proxy, whether or not a quorum is present, without notice other than by announcement at the meeting at which such adjournment is taken, and at any such adjourned meeting at which a quorum shall be present any action may be taken that could have been taken at the meeting originally called; provided that if the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting.

     2.7.      Voting  by  Stockholders.
               ------------------------

               (a)  Voting  on  Matters  Other  than  the Election of Directors.
                    -----------------------------------------------------------
With respect to any matters as to which no other voting requirement is specified by the NRS, the Articles of Incorporation or these Bylaws, and, subject to the rights of the holders of any series of Preferred Stock to elect directors under specific circumstances, the affirmative vote required for stockholder action shall be that of a majority of the shares present in person or represented by proxy at the meeting (as counted for purposes of determining the existence of a quorum at the meeting). In the case of a matter submitted for a vote of the stockholders as to which a stockholder approval requirement is applicable under the stockholder approval policy of any stock exchange or quotation system on which the capital stock of the Company is traded or quoted, the requirements under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any provision of the Internal Revenue Code, in each case for which no higher voting requirement is specified by the NRS, the Articles of Incorporation or these Bylaws, the vote required for approval shall be the requisite vote specified in such stockholder approval policy, the Exchange Act or Internal Revenue Code provision, as the case may be (or the highest such requirement if more than one is applicable).

               (b)  Voting  in  the  Election  of  Directors.  Unless  otherwise
                    ----------------------------------------
provided in the Articles of Incorporation or these Bylaws in accordance with the NRS, directors shall be elected by a plurality of the votes cast by the holders of outstanding shares of capital stock of the Company entitled to vote in the election of directors at a meeting of stockholders at which a quorum is present.

               (c)  Consents  in  Lieu  of Meeting.  Pursuant to the Articles of
                    ------------------------------
Incorporation, no action that is required or permitted to be taken by the stockholders of the Company at any annual or special meeting of stockholders may be effected by the written consent of stockholders in lieu of a meeting, unless the action to be effected by the written consent of stockholders and the taking of such action by written consent have been expressly approved in advance by the Board of Directors.

               (d)  Other.  The  Board  of  Directors, in its discretion, or the
                    -----
officer of the Company presiding at a meeting of stockholders of the Company, in his discretion, may require that any votes cast at such meeting shall be cast by written ballot.

     2.8.      Business  to  be  Conducted  at  Annual  or  Special  Stockholder
               -----------------------------------------------------------------
Meetings.  At  any annual or special meeting of stockholders, only such business
--------
shall be conducted, and only such proposals shall be acted upon, as shall have been disclosed in the notice delivered to the stockholders with respect to such meeting.

     2.9.      Proxies.  Each  stockholder  entitled  to  vote  at  a meeting of
               -------
stockholders  may  authorize  another person or persons to act for him by proxy.
Proxies for use at any meeting of stockholders shall be filed with the Secretary, or such other officer as the Board of Directors may from time to time determine by resolution, before or at the time of the meeting. All proxies shall be received and taken charge of and all ballots shall be received and canvassed by the secretary of the meeting who shall decide all questions relating to the qualification of voters, the validity of the proxies, and the acceptance or rejection of votes, unless an inspector or inspectors shall have been appointed by the chairman of the meeting, in which event such inspector or inspectors shall decide all such questions.

     2.10.     Approval  or  Ratification  of Acts or Contracts by Stockholders.
               ----------------------------------------------------------------
The Board of Directors in its discretion may submit any act or contract for approval or ratification at any annual meeting of the stockholders, or at any special meeting of the stockholders called for the purpose of considering any such act or contract, and any act or contract that shall be approved or be ratified by the vote of the stockholders holding a majority of the issued and outstanding shares of stock of the Company entitled to vote and present in person or by proxy at such meeting (provided that a quorum is present), shall be as valid and as binding upon the Company and upon all the stockholders as if it has been approved or ratified by every stockholder of the Company.

     2.11.     Inspectors  of  Election.  The  Company  shall, in advance of any
               ------------------------
meeting of stockholders, appoint one or more inspectors of election, who may be employees of the Company, to act at the meeting or any adjournment thereof and to make a written report thereof. The Company may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector so appointed or designated is able to act at a meeting of stockholders, the chairman or the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his ability.

     The inspector or inspectors so appointed or designated shall: (a) ascertain the number of shares of capital stock of the Company outstanding and the voting power of each such share; (b) determine the shares of capital stock of the Company represented at the meeting and the validity of proxies and ballots; (c) count all votes and ballots; (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and (e) certify their determination of the number of shares of the capital stock of the Company represented at the meeting and such inspectors' count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Company, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

                                   ARTICLE III
                                    DIRECTORS

     3.1.      Powers,  Number,  Classification  and  Tenure.
               ---------------------------------------------

               (a) The powers of the Company shall be exercised by or under the authority of, and the business and affairs of the Company shall be managed under the direction of, the Board of Directors. Each director shall hold office for the full term for which such director is elected and until such director's successor shall have been duly elected and qualified or until his earlier death or resignation or removal in accordance with the Articles of Incorporation or these Bylaws.

               (b) Within the limits specified in the Articles of Incorporation, and subject to the rights of the holders of any series of Preferred Stock to elect directors under specific circumstances, the number of directors that shall constitute the whole Board of Directors shall be fixed by, and may be increased or decreased from time to time by, the affirmative vote of a majority of the members at any time constituting the Board of Directors. Except as provided in the Articles of Incorporation, and subject to the rights of the holders of any series of Preferred Stock to elect directors under specific circumstances, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified or until his earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

     3.2.      Qualifications.  Directors  need not be residents of the State of
               --------------
Nevada  or  stockholders  of  the  Company.

     3.3.      Place  of  Meeting;  Order  of  Business.  Except  as  otherwise
               ----------------------------------------
provided by law, meetings of the Board of Directors, regular or special, may be held either within or without the State of Nevada, at whatever place is specified by the person or persons calling the meeting. In the absence of specific designation, the meetings shall be held at the principal office of the Company. At all meetings of the Board of Directors, business shall be transacted in such order as shall from time to time be determined by the Chairman of the Board, or in his absence by the President, or by resolution of the Board of Directors.

     3.4.      Regular  Meetings.  Regular  meetings  of  the Board of Directors
               -----------------
shall be held, in each case, at such hour and on such day as may be fixed by resolution of the Board of Directors, without further notice of such meetings. The time or place of holding regular meetings of the Board of Directors may be changed by the Chairman of the Board by giving written notice thereof as provided in Paragraph 3.6 hereof.

     3.5.      Special  Meetings.  Special  meetings  of  the Board of Directors
               -----------------
shall be held, whenever called by the Chairman of the Board or by resolution adopted by the Board of Directors, in each case, at such hour and on such day as may be stated in the notice of the meeting.

     3.6.      Attendance at and Notice of Meetings.  Written notice of the time
               ------------------------------------
and place of, and general nature of the business to be transacted at, all special meetings of the Board of Directors, and written notice of any change in the time or place of holding the regular meetings of the Board of Directors, shall be given to each director personally or by mail or by telegraph, telecopier or similar communication at least one day before the day of the meeting; provided, however, that notice of any meeting need not be given to any director if waived by him in writing, or if he shall be present at such meeting. Participation in a meeting of the Board of Directors shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     3.7.      Quorum  of  and Action by Directors.  A majority of the directors
               -----------------------------------
in office shall constitute a quorum of the Board of Directors for the transaction of business; but a lesser number may adjourn from day to day until a quorum is present. Except as otherwise provided by law or in these Bylaws, all questions shall be decided by the vote of a majority of the directors present at a meeting at which a quorum is present.

     3.8.      Board  and  Committee Action Without a Meeting.  Unless otherwise
               ----------------------------------------------
restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at a meeting of the Board of Directors or any committee thereof may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the Board of Directors or such committee, as the case may be, and shall be filed with the Secretary.

     3.9.      Board  and  Committee  Telephone  Meetings.  Subject  to  the
               ------------------------------------------
provisions required or permitted by the NRS for notice of meetings, unless otherwise restricted by the Articles of Incorporation or these Bylaws, members of the Board of Directors, or members of any committee designated by the Board of Directors, may participate in and hold a meeting of such Board of Directors or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Paragraph 3.9 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     3.10.     Compensation.  Directors  shall  receive  such  compensation  for
               ------------
their  services  as  shall  be  determined  by  the  Board  of  Directors.

     3.11.     Removal.  Directors  may be removed from office in the matter set
               -------
forth in the Articles of Incorporation, subject to the rights of the holders of any series of Preferred Stock to elect directors under specific circumstances.

     3.12.     Committees  of  the  Board  of  Directors.
               -----------------------------------------

               (a) The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members one or more committees (in addition to those listed below), each of which shall be comprised of one or more of its members, and may designate one or more of its members as alternate members of any committee, who may, subject to any limitations by the Board of Directors, replace absent or disqualified members at any meeting of that committee. Any such committee, to the extent provided in such resolution or in the Articles of Incorporation or these Bylaws, shall have and may exercise all of the authority of the Board of Directors to the extent permitted by the NRS, including, without limitation, the power and authority to declare a dividend, to authorize the issuance of stock or to adopt a plan of merger pursuant to Section 78.125 of the NRS. Any such committee may authorize the seal of the Company to be affixed to all papers which may require it. In addition to the above, such committee or committees shall have such other powers and limitations of authority as may be determined from time to time by resolution adopted by the Board of Directors.

               (b) The Board of Directors shall have the power at any time to change the membership of any such committee and to fill vacancies in it. A majority of the number of members of any such committee shall constitute a quorum for the transaction of business unless a greater number is required by a resolution adopted by the Board of Directors. The act of the majority of the members of a committee present at any meeting at which a quorum is present shall be the act of such committee, unless the act of a greater number is required by a resolution adopted by the Board of Directors. Each such committee may elect a chairman and appoint such subcommittees and assistants as it may deem necessary. Except as otherwise provided by the Board of Directors, meetings of any committee shall be conducted in accordance with Paragraphs 3.4, 3.5, 3.6, 3.7, 3.8, 3.9 and 7.3 hereof. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member. Any member of any such committee elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Company will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of a member of a committee shall not of itself create contract rights.

               (c) Any action taken by any committee of the Board of Directors shall promptly be recorded in the minutes and filed with the Secretary.

               (d) Notwithstanding anything herein contained to the contrary, the composition and powers of any committee of the Board of Directors are expressly subject to the requirements of any stock exchange or quotation system on which the capital stock of the Company is traded or quoted, or the Exchange Act.

               (e)  Executive  Committee.  The  Board of Directors may create an
                    --------------------
Executive Committee of the Board of Directors, which committee shall have and may exercise all the powers and authority of the Board of Directors between regular or special meetings of the Board of Directors in the management of the business and affairs of the Company, except to the extent limited by Nevada law. Without limiting the generality of the foregoing, the Executive Committee shall have the power and authority to (i) declare dividends on any class of capital stock of the Company, (ii) authorize the issuance of capital stock of the Company, (iii) adopt plans of merger, and (iv) in reference to amending the Articles of Incorporation, to the extent authorized in the resolution or resolutions providing for the issuance of shares of capital stock adopted by the Board of Directors, fix the designations and any of the preferences or rights of such shares relating to dividends, redemptions, dissolution, any distribution of assets of the Company or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Company or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series.

               (f)  Audit Committee.  The Board of Directors may create an Audit
                    ---------------
Committee of the Board of Directors whose members shall consist solely of directors who are not employees or affiliates of the Company and have no relationship with the Company that would, in the judgment of the Board of Directors, interfere with their exercise of independent judgment as a member of such committee. The Audit Committee shall have and may exercise the power and authority to recommend to the Board of Directors the accounting firm to be selected by the Board of Directors or to be recommended by it for stockholder approval, as independent auditor of the financial statements of the Company and its subsidiaries, and to act on behalf of the Board of Directors in meeting and reviewing with the independent auditors, the chief accounting officer, the chief internal auditor, if any, and the appropriate corporate officers, matters relating to corporate financial reporting and accounting procedures and policies, adequacy of financial, accounting and operating controls and the scope of the respective audits of the independent auditors and the internal auditor, if any. The Audit Committee shall also review the results of such audits with the respective auditors and shall report the results of those reviews to the Board of Directors. The Audit Committee shall submit to the Board of Directors any recommendations it may have from time to time with respect to financial reporting and accounting practices and policies and financial, accounting and operational controls and safeguards. The Audit Committee may submit to the Compensation Committee any recommendations it may have with respect to the compensation of the chief accounting officer and the chief internal auditor, if any. The Board of Directors shall, by resolution adopted by a majority of the Board of Directors, designate not less than two of its qualifying members from time to time to constitute members of the Audit Committee.

               (g)  Nominating  Committee.  The  Board of Directors may create a
                    ---------------------
Nominating Committee of the Board of Directors, which committee shall have and may exercise the power and authority to recommend to the Board of Directors prior to each annual meeting of the stockholders of the Company: (i) the appropriate size and composition of the Board of Directors; and (ii) nominees:
(1) for election to the Board of Directors for whom the Company should solicit proxies; (2) to serve as proxies in connection with the annual stockholders' meeting; and (3) for election to all committees of the Board of Directors other than the Nominating Committee. The Board of Directors shall, by resolution adopted by a majority of the Board, designate one or more of its members from time to time to constitute members of the Nominating Committee.

               (h)  Compensation Committee.  The Board of Directors may create a
                    ----------------------
Compensation Committee of the Board of Directors, whose members shall consist solely of directors who are not employees or affiliates of the Company and have no relationship with the Company that would, in the judgment of the Board of

Directors, interfere with their exercise of independent judgment as a member of such committee. The Compensation Committee shall have and may exercise all the power and authority to (i) establish a general compensation policy for the officers and employees of the Company, including to establish and at least annually review officers' salaries and levels of officers' participation in the benefit plans of the Company, (ii) prepare any reports that may be required by the regulations of the Securities and Exchange Commission or otherwise relating to officer compensation, (iii) approve any increases in directors' fees, and
(iv) exercise all other powers of the Board of Directors with respect to matters involving the compensation of employees and the employee benefits of the Company as shall be delegated by the Board of Directors to the Compensation Committee from time to time. Without limiting the generality of the foregoing, the Compensation Committee shall have the power and authority to authorize the issuance of capital stock of the Company pursuant to any compensation or benefit plan or arrangement adopted or entered into by the Company. The Board of Directors shall, by resolution adopted by a majority of the Board, designate two or more of its qualifying members from time to time to constitute members of the Compensation Committee.

                                   ARTICLE IV
                                    OFFICERS

     4.1.      Designation.  The  officers  of  the  Company  shall consist of a
               -----------
Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer, Secretary, Chief Financial Officer, Treasurer, Controller and such Executive, Senior or other Vice Presidents, Assistant Secretaries, Assistant Treasurers, Assistant Controllers and other officers as may be elected or appointed by the Board of Directors from time to time. Any number of offices may be held by the same person.

     4.2.      Chairman  of  the  Board.  The Chairman of the Board shall be the
               ------------------------
Chief Executive Officer of the Company and shall preside at all meetings of the stockholders and of the Board of Directors. Except where by law the signature of the President is required, the Chairman of the Board shall possess the same power as the President to sign all contracts, certificates and other instruments of the Company which may be authorized by the Board of Directors. The Chairman of the Board shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these Bylaws or by the Board of Directors. In the absence or incapacity to act of the President, the Chairman of the Board shall serve as acting President, and when so acting, shall have all the powers of and be subject to the restrictions of such office.

     4.3.      President.  The President shall be the Chief Operating Officer of
               ---------
the Company and shall have general supervision and control of the business, affairs and properties of the Company and its general officers, and shall see that all orders and resolutions of the Board of Directors are carried into effect. He shall have the power to appoint and remove all subordinate officers, agents and employees, except those elected or appointed by the Board of Directors, and shall execute all bonds, mortgages, contracts and other instruments of the Company requiring a seal, under the seal of the Company, except where required or permitted by law to be otherwise signed and executed and except that the other officers of the Company may sign and execute documents when so authorized by these Bylaws, the Board of Directors or the President. The President shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these Bylaws or by the Board of Directors. In the incapacity to act of the Chairman of the Board, the President shall serve as acting Chairman of the Board, and when so acting, shall have all the powers of and be subject to the restrictions of such office.

     4.4.      Chief  Operating  Officer.  As  the  Chief Operating Officer, the
               -------------------------
President shall have general charge and supervision of the day to day operations of the Company (subject to the direction of the Board of Directors), and, in general, shall perform such other duties as are incident to the office of a chief operating officer of a corporation, including those duties customarily performed by persons occupying such office, and shall perform such other duties as, from time to time, may be assigned to him by the Board of Directors.

     4.5.      Vice  President.  The  Board  of  Directors may appoint such Vice
               ---------------
Presidents as may be recommended by the President or as the directors deem necessary or appropriate. Vice Presidents may be designated as Senior Vice Presidents, Executive Vice Presidents or some other designation as the Board of Directors deems appropriate (each a "Vice President"). Each Vice President shall perform such duties as the Board of

Directors may from time to time prescribe and have such other powers as the President may from time to time prescribe.

     4.6.      Chief  Financial  Officer.  The  Chief Financial Officer shall be
               -------------------------
the chief accounting officer of the Company and shall have general charge and supervision of the day to day financial operations of the Company (subject to the direction of the Board of Directors), and, in general, shall perform such other duties as are incident to the office of a chief financial officer of a corporation, including those duties customarily performed by persons occupying such office, and shall perform such other duties as, from time to time, may be assigned to him by the Board of Directors or the Audit Committee.

     4.7.      Secretary.  The  Secretary shall attend the meetings of the Board
               ---------
of Directors and all meetings of stockholders and record the proceedings thereof in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the President, under whose supervision he shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then the Chairman of the Board may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Company and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Company and to attest the affixing by his signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

     4.8.      Treasurer.  The Treasurer shall have the custody of the Company's
               ---------
funds and securities and shall keep full and accurate accounts of receipt and disbursements in books belonging to the Company and shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Chief Financial Officer or the Board of Directors. The Treasurer shall disburse the funds of the Company as may be ordered by the Chief Financial Officer or the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chairman of the Board and the Board of Directors, at its regular meeting, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the liquidity of the Company. If required by the Board of Directors, the Treasurer shall give the Company a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Company, in case of his death, resignation, retirement or removal from office, of all books papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Company.

     4.9.      Controller.  The  Controller,  if  there  is  one, shall maintain
               ----------
records of all assets, liabilities, and transactions of the Company and shall be responsible for the design, installation and maintenance of accounting and cost control systems and procedures for the Company and shall perform such other duties and have such other powers as from time to time may be assigned to him by the Chief Financial Officer, Board of Directors or the Audit Committee.

     4.10.      Assistant  Secretaries.  Except  as may be otherwise provided in
                ----------------------
these Bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, or the Secretary, and in the absence of the Secretary or in the event of his disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

     4.11.      Assistant  Treasurers.  Assistant  Treasurers,  if there be any,
                ---------------------
shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President or the Treasurer, and in the absence of the Treasurer or in the event of his disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer.

If required by the Board of Directors, an Assistant Treasurer shall give the Company a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Company, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Company.

     4.12.      Assistant  Controllers.  Except  as may be otherwise provided in
                ----------------------
these Bylaws, Assistant Controllers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, or the Controller, and in the absence of the Controller or in the event of his disability or refusal to act, shall perform the duties of the Controller, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Controller.

     4.13.      Other  Officers.  Such  other officers as the Board of Directors
                ---------------
may choose shall perform such duties and have such powers, subordinate to those powers specifically delegated to certain officers in these Bylaws, as from time to time may be assigned to them by the Board of Directors. The President of the Company shall have the power to choose such other officers and to prescribe their respective duties and powers, subject to control by the Board of Directors.

     4.14.      Vacancies.  Whenever  any vacancies shall occur in any office by
                ---------
death, resignation, increase in the number of offices of the Company, or otherwise, the same shall be filled by the Board of Directors (or the President, in accordance with Paragraph 4.3 of these Bylaws, subject to control by the Board of Directors), and the officer so appointed shall hold office until such officer's successor is elected or appointed in accordance with these Bylaws or until his earlier death, resignation or removal.

     4.15.      Removal.  Any  officer or agent of the Company may be removed by
                -------
the Board of Directors whenever in its judgment the best interests of the Company will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

     4.16.      Action with Respect to Securities of Other Corporations.  Unless
                -------------------------------------------------------
otherwise directed by the Board of Directors, the Chairman of the Board, the President, any Vice President and the Treasurer of the Company shall each have power to vote and otherwise act on behalf of the Company, in person or by proxy, at any meeting of security holders of or with respect to any action of security holders of any other corporation in which the Company may hold securities and otherwise to exercise any and all rights and powers which the Company may possess by reason of its ownership of securities in such other corporation.

                                    ARTICLE V
                                  CAPITAL STOCK

     5.1.      Certificates  for  Shares.  The  certificates  for  shares of the
               -------------------------
capital stock of the Company shall be in such form as may be approved by the Board of Directors from time to time. The Company shall deliver one or more certificates to each of the Company's stockholders, which shall represent the number of shares to which such stockholder is entitled. Certificates shall be signed by the Chairman of the Board, the President or a Vice President and either the Secretary or an Assistant Secretary, and may bear the seal of the Company or a facsimile thereof. The signatures of such officers upon a certificate may be facsimiles. The stock record books and the blank stock certificates shall be kept by the Secretary, or at the office of such transfer agent or transfer agents as the Board of Directors may from time to time by resolution determine. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Company with the same effect as if such person were such officer at the date of its issuance.

     5.2.      Multiple Classes of Stock.  As the Company is authorized to issue
               -------------------------
more than one class of capital stock and more than one series of preferred stock, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of each of the certificates the Company issues to represent such class or series of stock; provided that, to the extent allowed by law, in lieu of such statement, the face or back of such certificates may state that the Company will furnish a copy of such statement without charge to each requesting stockholder.

     5.3.      Transfer  of Shares.  The shares of stock of the Company shall be
               -------------------
transferable only on the books of the Company by the holders thereof in person or by their duly authorized attorneys or legal representatives upon surrender and cancellation of certificates for a like number of shares.

     5.4.      Ownership  of  Shares.  As  the  Company is entitled to treat the
               ---------------------
holder of record of any share or shares of capital stock as the holder in fact thereof under Paragraph 2.5 hereof, the Company shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Nevada.

     5.5.      Regulations Regarding Certificates.  The Board of Directors shall
               ----------------------------------
have the power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer and registration or the replacement of certificates for shares of capital stock of the Company.

     5.6.      Lost  or  Destroyed  Certificates.  The  Board  of  Directors may
               ---------------------------------
determine the conditions upon which a new certificate representing shares of the capital stock of the Company may be issued in place of a certificate which is alleged to have been lost, stolen or destroyed; and may, in its discretion, require the owner of such certificate or his legal representative to give bond, with sufficient surety, to indemnify the Company and each transfer agent and registrar against any and all losses or claims that may arise by reason of the issue of a new certificate in the place of the one so lost, stolen or destroyed.

                                   ARTICLE VI
                                 INDEMNIFICATION

     6.1.      General.  The  Company  shall  indemnify its directors, officers,
               -------
employees,  agents  and  others  as  provided  in the Articles of Incorporation.

     6.2.      Request  for Indemnification.  A party requesting indemnification
               ----------------------------
(the "Indemnitee") shall submit notice of such request in writing to the Secretary of the Company. Such notice of request for indemnification shall contain sufficient information to reasonably inform the Company about the nature and extent of the indemnification or advance sought by the Indemnitee. The Secretary shall promptly advise the Board of Directors of any such request.

     6.3.      Extension  of Rights.  No amendment, alteration or repeal of this
               --------------------
Article VI or any provision hereof shall be effective as to any Indemnitee for acts, events and circumstances that occurred, in whole or in part, before such amendment, alteration or repeal. The provisions of this Article VI shall continue as to an Indemnitee whose Corporate Status has ceased for any reason and shall inure to the benefit of his heirs, executors and administrators. Neither the provisions of this Article VI nor those of any agreement to which the Company is a party shall be deemed to preclude the indemnification of any person who is not specified in this Article VI as having the right to receive indemnification or is not a party to any such agreement, but whom the Company has the power or obligation to indemnify under the provisions of the NRS.

     6.4.      Insurance and Subrogation.  The Company shall not be liable under
               -------------------------
the Articles of Incorporation or this Article VI to make any payment of amounts otherwise indemnifiable hereunder if, but only to the extent that, the Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise. In the event of any payment hereunder, the Company shall be subrogated to the extent of such payment to all the rights of recovery of the Indemnitee, who shall execute all papers required and take all action reasonably requested by the Company to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

     6.5.      Severability.  If  any provision or provisions of this Article VI
               ------------
shall be held to be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby; and, to the fullest extent possible, the provisions of this Article VI shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

     6.6.      Notices.  Promptly  after  receipt by the Indemnitee of notice of
               -------
the commencement of any action, suit or proceeding, the Indemnitee shall, if he anticipates or contemplates making a claim for expenses or an advance pursuant to the terms of the Articles of Incorporation and this Article VI, notify the Company of the commencement of such action, suit or proceeding; provided, however, that any delay in so notifying the Company shall not constitute a waiver or release by the Indemnitee of rights hereunder and that any omission by the Indemnitee to so notify the Company shall not relieve the Company from any liability that it may have to the Indemnitee otherwise than under the Articles of Incorporation or this Article VI. Any communication required or permitted to the Company shall be addressed to the Secretary and any such communication to the Indemnitee shall be addressed to the Indemnitee's address as shown on the Company's records unless he specifies otherwise and shall be personally delivered or delivered by overnight mail delivery. Any such notice shall be effective upon receipt.

     6.7.      Contractual  Rights.  The  right  to  be  indemnified  or  to the
               -------------------
advancement or reimbursement of expenses (a) is a contract right based upon good and valuable consideration, pursuant to which the Indemnitee may sue as if these provisions were set forth in a separate written contract between the Indemnitee and the Company, (b) is and is intended to be retroactive and shall be available as to events occurring prior to the adoption of these provisions, and (c) shall continue after any rescission or restrictive modification of such provisions as to events occurring prior thereto.

                                   ARTICLE VII
                            MISCELLANEOUS PROVISIONS

     7.1.      Bylaw Amendments.  These Bylaws may be amended as provided in the
               ----------------
Articles  of  Incorporation.

     7.2.      Books  and  Records.  The Company shall keep books and records of
               -------------------
account and shall keep minutes of the proceedings of its stockholders, its Board of Directors and each committee of its Board of Directors.

     7.3.      Notices; Waiver of Notice.  Whenever any notice is required to be
               -------------------------
given to any stockholder, director or committee member under the provisions of the NRS, the Articles of Incorporation or these Bylaws, said notice shall be deemed to be sufficient if given by deposit of the same in the United States mail, with postage paid thereon, addressed to the person entitled thereto at his address as it appears on the records of the Company, and such notice shall be deemed to have been given on the day of such mailing.

     Whenever any notice is required to be given to any stockholder, director or committee member under the provisions of the NRS, the Articles of Incorporation or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

     7.4.      Resignations.  Any  director  or  officer may resign at any time.
               ------------
Such resignations shall be made in writing and shall take effect at the time specified therein, or, if no time be specified, at the time of its receipt by the President or the Secretary. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.

     7.5.      Seal.  The seal of the Company shall be in such form as the Board
               ----
of  Directors  may  adopt.

     7.6.      Fiscal  Year.  The fiscal year of the Company shall be determined
               ------------
by  a  resolution  adopted  by  the  Board  of  Directors.

     7.7.      Facsimile  Signatures.  In addition to the provisions for the use
               ---------------------
of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any director or officer of the Company may be used whenever and as authorized by the Board of Directors.

     7.8.      Reliance upon Books, Reports and Records.  Each director and each
               ----------------------------------------
member of any committee designated by the Board of Directors shall, in the performance of his duties, be fully protected in relying in good faith upon the books of account or reports made to the Company by any of its officers, or by an independent certified public accountant, or by an appraiser selected with reasonable care by the Board of Directors or by any such committee, or in relying in good faith upon other records of the Company.

                                  ARTICLE VIII
                               ADOPTION OF BYLAWS

     8.1.      Adoption.  These Bylaws were adopted by the Board of Directors as
               --------
of  May  25  ,  2004.

                                  ATTACHMENT C
        CERTIFICATE OF DESIGNATION ESTABLISHING SERIES OF PREFERRED STOCK

DEAN HELLER                                            FILED # c13989-04
Secretary of State                                             ---------
206 North Carson Street                                   MAY 25 2004
Carson City, Nevada 89701-4299                         IN THE OFFICE OF
(775) 684 5708                                         /s/ Dean Heller
Website: secretaryofstate.biz                   DEAN HELLER, SECRETARY OF STATE

    --------------------------------------------
    |                                          |
    |        Certificate of Designation        |
    |        (PURSUANT TO NRS 78.1955)         |
    |                                          |
    --------------------------------------------

Important. Read attached instructions         ABOVE SPACE IS FOR OFFICE USE ONLY
before completing form.

                           Certificate of Designation
                           --------------------------
                         For Nevada Profit Corporations
                         ------------------------------
                            (Pursuant to NRS 78.1955)
                            -------------------------

1.   Name of Corporation:
     ---------------------------------------------------------------------------
     MARMION INDUSTRIES CORP.
     ---------------------------------------------------------------------------
2. By resolution of the board of directors pursuant to a provision in the articles of incorporation, this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock:
     ---------------------------------------------------------------------------
     Class A Preferred Stock to consist of 2,870,000 shares:
     1. Dividends. Except as provided herein, the holders of outstanding shares of the Series A Preferred Stock shall be entitled to receive cash, stock, or other property, as dividends when, as, and if declared by the Board of Directors of the Company. If shares of the Series A Preferred Stock or the Common Stock are to be issued as a dividend, any such shares shall be issued at Market Value. "Market Value" for the Common Stock for the purposes of this Certificate of Designation shall mean the average of the bid and ask prices for the Common Stock for the five business days preceding the declaration of a dividend by the Board of Directors. "Market Value" with respect to any shares of the Series A Preferred Stock shall be as determined by the Board of Directors, whose decision shall be final and binding on all parties.
     2. Redemption Rights. Subject to the applicable provisions of Nevada law, the Company, at the option of its directors, and with the consent of a majority of the stockholders of the Series A Preferred Stock, may at any time or from time to time redeem the whole or any part of the outstanding Series A Preferred Stock. Any such redemption shall be pro rata with respect to all of the holders of the Series A Preferred Stock. Upon redemption, the Company shall pay for each share redeemed the amount of $0.001 per share, payable in cash, the (CONTINUATION ATTACHED)
     ---------------------------------------------------------------------------

3.   Effective date of filing (optional):
                                          --------------------------------------
                                           Must not be later than 90 days after
                                                 the certificate is filed

4.   Officer Signature: /s/ Ellen Raidl
                        ---------------------------------------

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

This form must be accompanied by the appropriate fees. See attached fee schedule.

     redemption amount being referred to as the "Redemption Price." Such redemption shall be on an all-or-nothing basis.

     At least 30 days previous notice by mail, postage prepaid, shall be given to the holders of record of the Series A Preferred Stock to be redeemed, such notice to be addressed to each such stockholder at the address of such holder appearing on the books of the Company or given by such holder to the Company for the purpose of notice, or if no such address appears or is given, at the place where the principal office of the Company is located. Such notice shall state the date fixed for redemption and the redemption price, and shall call upon the holder to surrender to the Company on said date at the place designated in the notice such holder's certificate or certificates representing the shares to be redeemed. On or after the date fixed for redemption and stated in such notice, each holder of Series A Preferred Stock called for redemption shall surrender the certificate evidencing such shares to the Company at the place designated in such notice and shall thereupon be entitled to receive payment of the redemption price. If less than all the shares represented by any such surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. If such notice of redemption shall have been duly given, and if on the date fixed for redemption funds necessary for the redemption shall be available therefor, notwithstanding that the certificates evidencing any Series A Preferred Stock called for redemption shall not have been surrendered, the dividends with respect to the shares so called for redemption shall forthwith after such date cease and determine, except only the right of the holders to receive the redemption price without interest upon surrender of their certificates therefor.

     If, on or prior to any date fixed for redemption of Series A Preferred Stock, the Company deposits, with any bank or trust company as a trust fund, a sum sufficient to redeem, on the date fixed for redemption thereof, the shares called for redemption, with irrevocable instructions and authority to the bank or trust company to give the notice of redemption thereof (or to complete the giving of such notice if theretofore commenced) and to pay, or deliver, on or after the date fixed for redemption or prior thereto, the redemption price of the shares to their respective holders upon the surrender of their share certificates, then from and after the date of the deposit (although prior to the date fixed for redemption), the shares so called shall be redeemed and any dividends on those shares shall cease to accrue after the date fixed for redemption. The deposit shall constitute full payment of the shares to their holders, and from and after the date of the deposit the shares shall no longer be outstanding and the holders thereof shall cease to be stockholders with respect to such shares, and shall have no rights with respect thereto except the right to receive from the bank or trust company payment of the redemption price of the shares without interest, upon the surrender of their certificates therefor. Any interest accrued on any funds so deposited shall be the property of, and paid to, the Company. If the holders of Series A Preferred Stock so called for redemption shall not, at the end of six years from the date fixed for redemption thereof, have claimed any funds so deposited, such bank or trust company shall thereupon pay over to the Company such unclaimed funds, and such bank or trust company shall thereafter be relieved of all responsibility in respect thereof to such holders and such holders shall look only to the Company for payment of the redemption price.

     3.   Liquidation  Rights.  Upon  the dissolution, liquidation or winding up
          -------------------
of the Company, whether voluntary or involuntary, the holders of the then outstanding shares of Series A Preferred Stock shall be entitled to receive out of the assets of the Company the sum of $0.001 per share (the "Liquidation Rate") before any payment or distribution shall be made on the Common Stock, or any other class of capital stock of the Company ranking junior to the Series A Preferred Stock.

          (a) The sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property and assets of the Company shall be deemed a dissolution, liquidation or winding up of the Company for purposes of this Paragraph 3, but the merger, consolidation, or other combination of the Company into or with any other corporation, or the merger, consolidation, or other combination of any other corporation into or with the Company, shall not be deemed a dissolution, liquidation or winding up, voluntary or involuntary, for purposes of this Paragraph 3. As use herein, the "merger, consolidation, or other combination" shall include, without limitation, a forward or reverse triangular merger, or stock exchange of the Company and any of its subsidiaries with any other corporation.

          (b) After the payment to the holders of shares of the Series A Preferred Stock of the full preferential amounts fixed by this Paragraph 3 for shares of the Series A Preferred Stock, the holders of the Series A Preferred Stock as such shall have no right or claim to any of the remaining assets of the Company.

          (c) In the event the assets of the Company available for distribution to the holders of the Series A Preferred Stock upon dissolution, liquidation or winding up of the Company shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to this Paragraph 3, no distribution shall be made on account of any shares of a class or series of capital stock of the Company ranking on a parity with the shares of the Series A Preferred Stock, if any, upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of the Series A Preferred Stock, ratably, in proportion to the full distributive amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

     4.   Conversion  of Series  A  Preferred Stock.  At any time, the holder of
          -----------------------------------------
shares of the Series A Preferred Stock shall have the right, at such holder's option, to convert any number of shares of the Series A Preferred Stock into shares of the Common Stock. Such right to convert shall commence as of the date the shares of such Series A Preferred Stock are issued to such holder (the "Issue Date") and shall continue thereafter for a period of 10 years, such period ending on the 10th anniversary of the Issue Date. In the event that the holder of the Series A Preferred Stock elects to convert such shares into Common Stock, the holder shall have 60 days from the date of such notice in which to tender his shares of Series A Preferred Stock to the Company. Any such conversion shall be upon the other following terms and conditions:

          (a)  Conversion Right.  Subject to adjustment as provided herein, each
               ----------------
share of the Series A Preferred Stock shall be convertible into 40 fully paid and nonassessable shares of the Common Stock (the "Conversion Rate").

          (b)  Adjustment  of Conversion Rate for Dilution and Other Events.  In
               ------------------------------------------------------------
order to prevent dilution of the rights granted to the holders of shares of the Series A Preferred Stock, the Conversion Rate will be subject to adjustment from time to time as follows:

               (i)  Adjustment  of  Conversion  Rate  upon  Subdivision  or
                    -------------------------------------------------------
Combination  of  the  Common  Stock.  If  the Company at any time subdivides the
-----------------------------------
Common Stock (by any stock split, stock dividend, recapitalization or otherwise) into a greater number of shares, the Conversion Rate in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines the Common Stock (by combination, reverse stock split or otherwise) into a smaller number of shares, the Conversion Rate in effect immediately prior to such combination will be proportionately increased.

               (ii)  Reorganization, Reclassification, Consolidation, Merger, or
                     -----------------------------------------------------------
Sale.  Any  recapitalization,  reorganization,  reclassification, consolidation,
----
merger, or other similar transaction which is effected in such a way that holders of the Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for the Common Stock is referred to herein as an "Organic Change." Prior to the consummation of any Organic Change, the Company will make appropriate provision, in form and substance satisfactory to the holders of a majority of the outstanding shares of the Series A Preferred Stock, to ensure that each of the holders of shares of the Series A Preferred Stock will thereafter have the right to acquire and receive in lieu of or in addition to, as the case may be, the shares of the Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series A Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of the Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's shares of the Series A Preferred Stock had such Organic Change not taken place. In any such case, the Company will make appropriate provision, in form and substance satisfactory to the holders of a majority of the outstanding shares of the Series A Preferred Stock, with respect to such holders' rights and interests to ensure that the provisions of this paragraph and paragraph 4(c) below will thereafter be applicable to the Series A Preferred Stock. The Company will not effect any such consolidation or merger, unless prior to the consummation thereof the successor entity resulting from such consolidation or merger, if other than the Company, assumes, by written instrument, in form and substance satisfactory to the holders of a majority of the outstanding shares of the Series A Preferred Stock, the obligation to deliver to each holder of shares of the Series A Preferred Stock such shares of stock, securities or assets as, in accordance with the foregoing provisions, that such holder may be entitled to acquire.

               (iii) Notices.  Immediately upon any adjustment of the Conversion
                     -------
Rate, the Company will give written notice of such adjustment to each holder of shares of the Series A Preferred Stock, setting forth in reasonable detail and certifying the calculation of such adjustment. The Company will give written notice to each holder of shares of the Series A Preferred Stock at least 20 days prior to the date on which the Company closes its books or takes a record with respect to any dividend or distribution upon the Common Stock, or with respect to any pro rata subscription offer to holders of the Common Stock. The Company will also give written notice to each holder of shares of the Series A Preferred Stock at least 20 days prior to the date on which any Organic Change, dissolution or liquidation will take place.

          (c)  Purchase  Rights.  If  at  any time the Company grants, issues or
               ----------------
sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of the Common Stock (the "Purchase Rights"), then each holder of shares of the Series A Preferred Stock will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of the Common Stock acquirable upon complete conversion of the holder's shares of the Series A Preferred Stock immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of the Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

          (d)  Mechanics  of  Conversion.  To  convert  shares  of  the Series A
               -------------------------
Preferred Stock into full shares of the Common Stock on any date (the "Conversion Date"), the holder thereof shall (i) deliver or transmit by facsimile to the Company, for receipt on or prior to 11:59 p.m., Eastern Time, on the Conversion Date, a copy of a fully executed notice of conversion in the form attached hereto as Attachment A (the "Conversion Notice"), and (ii)
                            -------------
surrender to a common carrier for delivery to the Company as soon as practicable following such date, the certificates (each a "Preferred Stock Certificate") representing the shares of the Series A Preferred Stock being converted, or an indemnification undertaking with respect to such shares in the case of the loss, theft or destruction thereof, and the originally executed Conversion Notice. Upon receipt by the Company of a facsimile copy of a Conversion Notice, the Company shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to such holder. Within five business days of the Company's receipt of the originally executed Conversion Notice and the holder's Preferred Stock Certificate(s), the Company shall issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the holder or its designee, for the number of shares of the Common Stock to which the holder is entitled.

          (e)  Record  Holder.  The person or persons entitled to receive shares
               --------------
of the Common Stock issuable upon conversion of shares of the Series A Preferred Stock shall be treated for all purposes as the record holder or holders of such shares of the Common Stock on the Conversion Date.

          (f)  Fractional  Shares.  The  Company  shall not be required to issue
               ------------------
any fraction of a share of the Common Stock upon any conversion. All shares of the Common Stock, including fractions thereof, issuable upon conversion of more than one share of the Series A Preferred Stock shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of the Common Stock. If, after such aggregation, the issuance would result in the issuance of a fraction of it share of the Common Stock, the Company shall round such fraction of a share of the Common Stock up or down to the nearest whole share.

          (g)  Reissuance of Certificates.  In the event of a conversion of less
               --------------------------
than all of the shares of the Series A Preferred Stock represented by a particular Preferred Stock Certificate, the Company shall promptly cause to be issued and delivered to the holder of such Series A Preferred Stock a new Series A Preferred Stock Certificate representing the remaining shares of the Series A Preferred Stock which were not corrected.

     5.   Reservation  of  Shares.  The  Company  shall,  so  long as any of the
          -----------------------
shares of the Series A Preferred Stock are outstanding, reserve and keep available out of its authorized and unissued shares of the Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, the number of shares of the Common Stock as shall from time to time be sufficient to affect the conversion of all of the outstanding shares of the Series A Preferred Stock.

     6.   Preferred  Status.  The rights of the shares of the Common Stock shall
          -----------------
be subject to the preferences and relative rights of the shares of the Series A Preferred Stock. Without the prior written consent of the holders of not less than two-thirds (2/3) of the outstanding shares of the Series A Preferred Stock, the Company shall not hereafter authorize or issue additional or other capital stock that is of senior or equal rank to the shares of the Series A Preferred Stock in respect of the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company described in Paragraph 3 above.

     7.   Restriction  on  Dividends.  If  any  shares of the Series A Preferred
          --------------------------
Stock are outstanding, the Company shall not, without the prior written consent of the holders of not less than two-thirds (2/3) of the then outstanding shares of the Series A Preferred Stock, directly or indirectly declare, pay or make any dividends or other distributions upon any of the Common Stock. Notwithstanding the foregoing, this paragraph shall not prohibit the Company from declaring and paying a dividend in cash with respect to the shares of the Common Stock so long as the Company simultaneously pays each holder of shares of the Series A Preferred Stock an amount in cash equal to the amount such holder would have received had all of such holder's shares of the Series A Preferred Stock been converted to shares of the Common Stock on the business day prior to the record date for any such dividend.

     8.   Vote to Change the Terms of the Series A Preferred Stock.  Without the
          --------------------------------------------------------
prior written consent of the holders of not less than two-thirds (2/3) of the outstanding shares of the Series A Preferred Stock, the Company shall not amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series A Preferred Stock.

     9.   Lost  or Stolen Certificates.  Upon receipt by the Company of evidence
          ----------------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing shares of the Series A Preferred Stock, and, in the case of loss, theft or destruction, of any indemnification undertaking or bond, in the Company's discretion, by the holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new Series A Preferred Stock Certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue Series A Preferred Stock Certificates if the holder thereof contemporaneously requests the Company to convert such shares of the Series A Preferred Stock into the Common Stock.

     10.  Voting.  On  all  matters  submitted  to  a vote of the holders of the
          ------
Common Stock, including, without limitation, the election of directors, a holder of shares of the Series A Preferred Stock shall be entitled to the number of votes on such matters equal to the number of shares of the Series A Preferred Stock held by such holder multiplied by the number of shares of the Common Stock each such share of the Series A Preferred Stock shall then be convertible into pursuant to the terms Paragraph 4 hereof.

                                  ATTACHMENT D
               SECTIONS 607.1302-607.1333 OF THE FLORIDA STATUTES


SELECT YEAR: 2003
                                                                            [GO]


The 2003 Florida Statutes
--------------------------------------------------------------------------------
              Title XXXVI                Chapter 607      View Entire Chapter
              -----------                -----------      -------------------
          BUSINESS ORGANIZATIONS        CORPORATIONS

607.1301 APPRAISAL RIGHTS; DEFINITIONS. --The following definitions apply to ss. 607.1302-607.1 333:

(1) "Affiliate" means a person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with another person or is a senior executive thereof. For purposes of s. 607.1302(2)(d), a person is deemed to be an affiliate of its senior executives.

(2) "Beneficial shareholder" means a person who is the beneficial owner of shares held in a voting trust or by a nominee on the beneficial owner's behalf.

(3) "Corporation" means the issuer of the shares held by a shareholder demanding appraisal and, for matters covered in ss. 607.1322-607.1333, includes the surviving entity in a merger.

(4) "Fair value" means the value of the corporation's shares determined:

(a) Immediately before the effectuation of the corporate action to which the shareholder objects.

(b) Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable to the corporation and its remaining shareholders.

(5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the rate of interest on judgments in this state on the effective date of the corporate action.

(6) "Preferred shares" means a class or series of shares the holders of which have preference over any other class or series with respect to distributions.

(7) "Record shareholder" means the person in whose name shares are registered in the records of the corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with the corporation.

(8) "Senior executive" means the chief executive officer, chief operating officer, chief financial officer, or anyone in charge of a principal business unit or function.

(9) "Shareholder" means both a record shareholder and a beneficial shareholder.

HISTORY.--s. 118, ch. 89-154; s. 21, ch. 2003-283.

Disclaimer: The information on this system is unverified. The journals or printed bills of the respective chambers should be consulted for official purposes. Copyright (C) 2000-2003 State of Florida. Privacy Statement.

SELECT YEAR: 2003
                                                                            [GO]


The 2003 Florida Statutes
--------------------------------------------------------------------------------
              Title XXXVI                Chapter 607      View Entire Chapter
              -----------                -----------      -------------------
          BUSINESS ORGANIZATIONS        CORPORATIONS

607.1302 RIGHT OF SHAREHOLDERS TO APPRAISAL.--

(1) A shareholder is entitled to appraisal rights, and to obtain payment of the fair value of that shareholder's shares, in the event of any of the following corporate actions:

(a) Consummation of a merger to which the corporation is a party if shareholder approval is required for the merger by s. 607.1103 and the shareholder is entitled to vote on the merger or if the corporation is a subsidiary and the merger is governed by s. 607.1104:

(b) Consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired if the shareholder is entitled to vote on the exchange, except that appraisal rights shall not be available to any shareholder of the corporation with respect to any class or series of shares of the corporation that is not exchanged;

(c) Consummation of a disposition of assets pursuant to s. 607.1202 if the shareholder is entitled to vote on the disposition, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

(d) Any other amendment to the articles of incorporation, merger, share exchange, or disposition of assets to the extent provided by the articles of incorporation, bylaws, or a resolution of the board of directors, except that no bylaw or board resolution providing for appraisal rights may be amended or otherwise altered except by shareholder approval; or

(e) With regard to shares issued prior to October 1, 2003, any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

1. Altering or abolishing any preemptive rights attached to any of his or her shares;

2. Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder's voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

4. Reducing the stated redemption price of any of the shareholder's redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;

5. Making noncumulative, in whole or in part, dividends of any of the shareholder's preferred shares which had theretofore been cumulative;

6. Reducing the stated dividend preference of any of the shareholder's preferred shares; or

7. Reducing any stated preferential amount payable on any of the shareholder's preferred shares upon voluntary or involuntary liquidation,

(2) Notwithstanding subsection (1), the availability of appraisal rights under paragraphs (1)(a), (b), (c), and (d) shall be limited in accordance with the following provisions:

(a) Appraisal rights shall not be available for the holders of shares of any class or series of shares which is:

1. Listed on the New York Stock Exchange or the American Stock Exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or

2. Not so listed or designated, but has at least 2,000 shareholders and the outstanding shares of such class or series have a market value of at least $10 million, exclusive of the value of such shares held by its subsidiaries, senior executives, directors, and beneficial shareholders owning more than 10 percent of such shares.

(b) The applicability of paragraph (a) shall be determined as of:

1. The record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action requiring appraisal rights; or

2. If there will be no meeting of shareholders, the close of business on the day on which the board of directors adopts the resolution recommending such corporate action.

(c) Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares who are required by the terms of the corporate action requiring appraisal rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in paragraph (a) at the time the corporate action becomes effective.

(d) Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares if:

1. Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to the corporate action by a person, or by an affiliate of a person, who:

a. Is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, the beneficial owner of 20 percent or more of the voting power of the corporation, excluding any shares acquired pursuant to an offer for all shares having voting power if such offer was made within 1 year prior to the corporate action requiring appraisal rights for consideration of the same kind and of a value equal to or less than that paid in connection with the corporate action; or

b. Directly or indirectly has, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporation of the corporate action requiring appraisal rights had, the power, contractually or otherwise, to cause the appointment or election of 25 percent or more of the directors to the board of directors of the corporation; or

2. Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to such corporate action by a person, or by an affiliate of a person, who is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, a senior executive or director of the corporation or a senior executive of any affiliate thereof, and that senior executive or director will receive, as a result of the corporate action, a financial benefit not generally available to other shareholders as such, other than:

a. Employment, consulting, retirement, or similar benefits established separately and not as part of or in contemplation of the corporate action;

b. Employment, consulting, retirement, or similar benefits established in contemplation of, or as part of, the corporate action that are not more favorable than those existing before the corporate action or, if more favorable, that have been approved on behalf of the corporation in the same manner as is provided in s. 607.0832; or

c. In the case of a director of the corporation who will, in the corporate action, become a director of the acquiring entity in the corporate action or one of its affiliates, rights and benefits as a director that are provided on the same basis as those afforded by the acquiring entity generally to other directors of such entity or such affiliate.

(e) For the purposes of paragraph (d) only, the term "beneficial owner" means any person who, directly or indirectly, through any contract, arrangement, or understanding, other than a revocable proxy, has or shares the power to vote, or to direct the voting of, shares, provided that a member of a national securities exchange shall not be deemed to be a beneficial owner of securities held directly or indirectly by it on behalf of another person solely because such member is the recordholder of such securities if the member is precluded by the rules of such exchange from voting without instruction on contested matters or matters that may affect substantially the rights or privileges of the holders of the securities to be voted. When two or more persons agree to act together for the purpose of voting their shares of the corporation, each member of the group formed thereby shall be deemed to have acquired beneficial ownership, as of the date of such agreement, of all voting shares of the corporation beneficially owned by any member of the group.

(3) Notwithstanding any other provision of this section, the articles of incorporation as originally filed or any amendment thereto may limit or eliminate appraisal rights for any class or series of preferred shares, but any such limitation or elimination contained in an amendment to the articles of incorporation that limits or eliminates appraisal rights for any of such shares that are outstanding immediately prior to the effective date of such amendment or that the corporation is or may be required to issue or sell thereafter pursuant to any conversion, exchange, or other right existing immediately before the effective date of such amendment shall not apply to any corporate action that becomes effective within 1 year of that date if such action would otherwise afford appraisal rights.

(4) A shareholder entitled to appraisal rights under this chapter may not challenge a completed corporate action for which appraisal rights are available unless such corporate action:

(a) Was not effectuated in accordance with the applicable provisions of this section or the corporation's articles of incorporation, bylaws, or board of directors' resolution authorizing the corporate action; or

(b) Was procured as a result of fraud or material misrepresentation.

HISTORY.--s. 119, ch. 89-154; s. 5, ch. 94-327; s. 31, ch. 97-102; s. 22,
ch. 2003-283.

Disclaimer: The information on this system is unverified. The journals or printed bills of the respective chambers should be consulted for official purposes. Copyright (C) 2000-2003 State of Florida. Privacy Statement.


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              Title XXXVI                Chapter 607      View Entire Chapter
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          BUSINESS ORGANIZATIONS        CORPORATIONS

607.1303 ASSERTION OF RIGHTS BY NOMINEES AND BENEFICIAL OWNERS.--

(1) A record shareholder may assert appraisal rights as to fewer than all the shares registered in the record shareholder's name but owned by a beneficial shareholder only if the record shareholder objects with respect to all shares of the class or series owned by the beneficial shareholder and notifies the corporation in writing of the name and address of each beneficial shareholder on whose behalf appraisal rights are being asserted. The rights of a record shareholder who asserts appraisal rights for only part of the shares held of record in the record shareholder's name under this subsection shall be determined as if the shares as to which the record shareholder objects and the record shareholder's other shares were registered in the names of different record shareholders.

(2) A beneficial shareholder may assert appraisal rights as to shares of any class or series held on behalf of the shareholder only if such shareholder:

(a) Submits to the corporation the record shareholder's written consent to the assertion of such rights no later than the date referred to in s.
607.1322(2)(b)2.

(b) Does so with respect to all shares of the class or series that are beneficially owned by the beneficial shareholder.

HISTORY.--s. 23, ch. 2003-283.

Disclaimer: The information on this system is unverified. The journals or printed bills of the respective chambers should be consulted for official purposes. Copyright (C) 2000-2003 State of Florida. Privacy Statement.


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              Title XXXVI                Chapter 607      View Entire Chapter
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          BUSINESS ORGANIZATIONS        CORPORATIONS

607.1320  NOTICE OF APPRAISAL RIGHTS.--

(1) If proposed corporate action described in s. 607.1302(1) is to be submitted to a vote at a shareholders' meeting, the meeting notice must state that the corporation has concluded that shareholders are, are not, or may be entitled to assert appraisal rights under this chapter. If the corporation concludes that appraisal rights are or may be available, a copy of ss. 607.1301 607.1333 must accompany the meeting notice sent to those record shareholders entitled to exercise appraisal rights.

(2) In a merger pursuant to s. 607.1104, the parent corporation must notify in writing all record shareholders of the subsidiary who are entitled to assert appraisal rights that the corporate action became effective. Such notice must be sent within 10 days after the corporate action became effective and include the materials described in s. 607.1322.

(3) if the proposed corporate action described in s. 607.1302(1) is to be approved other than by a shareholders' meeting, the notice referred to in subsection (1) must be sent to all shareholders at the time that consents are first solicited pursuant to s. 607.0704, whether or not consents are solicited from all shareholders, and include the materials described in s. 607.1322.

HISTORY.--s. 120, ch. 89-154; s. 35, ch. 93-281; s. 32, ch. 97-102; s. 24, ch.
2003-283.

Disclaimer: The information on this system is unverified. The journals or printed bills of the respective chambers should be consulted for official purposes. Copyright (C) 2000-2003 State of Florida. Privacy Statement.


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              Title XXXVI                Chapter 607      View Entire Chapter
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          BUSINESS ORGANIZATIONS        CORPORATIONS

607.1321   NOTICE OF INTENT TO DEMAND PAYMENT.--

(1) If proposed corporate action requiring appraisal rights under s. 607.1302 is submitted to a vote at a shareholders' meeting, or is submitted to a shareholder pursuant to a consent vote under s. 607.0704, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares:

(a) Must deliver to the corporation before the vote is taken, or within 20 days after receiving the notice pursuant to s. 607.1320(3) if action is to be taken without a shareholder meeting, written notice of the shareholder's intent to demand payment if the proposed action is effectuated.

(b) Must not vote, or cause or permit to be voted, any shares of such class or series in favor of the proposed action.

(2) A shareholder who does not satisfy the requirements of subsection (1) is not entitled to payment under this chapter.

HISTORY.--s. 25, ch. 2003-283.

Disclaimer: The information on this system is unverified. The journals or printed bills of the respective chambers should be consulted for official purposes. Copyright (C) 2000-2003 State of Florida. Privacy Statement.


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              Title XXXVI                Chapter 607      View Entire Chapter
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          BUSINESS ORGANIZATIONS        CORPORATIONS

607.1322  APPRAISAL NOTICE AND FORM.--

(1) If proposed corporate action requiring appraisal rights under s. 607.1302(1) becomes effective, the corporation must deliver a written appraisal notice and form required by paragraph (2)(a) to all shareholders who satisfied the requirements of s. 607.1321. In the case of a merger under s. 607.1104, the parent must deliver a written appraisal notice and form to all record shareholders who may be entitled to assert appraisal rights.

(2) The appraisal notice must be sent no earlier than the date the corporate action became effective and no later than 10 days after such date and must:

(a) Supply a form that specifies the date that the corporate action became effective and that provides for the shareholder to state:

1. The shareholder's name and address.

2. The number, classes, and series of shares as to which the shareholder asserts appraisal rights.

3. That the shareholder did not vote for the transaction.

4. Whether the shareholder accepts the corporation's offer as stated in subparagraph (b)4.

5. If the offer is not accepted, the shareholder's estimated fair value of the shares and a demand for payment of the shareholder's estimated value plus interest.

(b) State:

1. Where the form must be sent and where certificates for certificated shares must be deposited and the date by which those certificates must be deposited, which date may not be earlier than the date for receiving the required form under subparagraph 2.

2. A date by which the corporation must receive the form, which date may not be fewer than 40 nor more than 60 days after the date the subsection (1) appraisal notice and form are sent, and state that the shareholder shall have waived the right to demand appraisal with respect to the shares unless the form is received by the corporation by such specified date.

3. The corporation's estimate of the fair value of the shares.

4. An offer to each shareholder who is entitled to appraisal rights to pay the corporation's estimate of fair value set forth in subparagraph 3.

5. That, if requested in writing, the corporation will provide to the shareholder so requesting, within 10 days after the date specified in subparagraph 2., the number of shareholders who return the forms by the specified date and the total number of shares owned by them.

6. The date by which the notice to withdraw under s. 607.1323 must be received, which date must be within 20 days after the date specified in subparagraph 2.


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(c) Be accompanied by:

1. Financial statements of the corporation that issued the shares to be appraised, consisting of a balance sheet as of the end of the fiscal year ending not more than 15 months prior to the date of the corporation's appraisal notice, an income statement for that year, a cash flow statement for that year, and the latest available interim financial statements, if any.

2. A copy of ss. 607.1301-607.1333.

HISTORY.--s. 26, ch. 2003-283.

Disclaimer: The information on this system is unverified. The journals or printed bills of the respective chambers should be consulted for official purposes. Copyright (C) 2000-2003 State of Florida, Privacy Statement.


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              Title XXXVI                Chapter 607      View Entire Chapter
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          BUSINESS ORGANIZATIONS        CORPORATIONS

607.1323  PERFECTION OF RIGHTS; RIGHT TO WITHDRAW.--

(1) A shareholder who wishes to exercise appraisal rights must execute and return the form received pursuant to s. 607.1322(1) and, in the case of certificated shares, deposit the shareholder's certificates in accordance with the terms of the notice by the date referred to in the notice pursuant to s. 607.1322(2)(b)2. Once a shareholder deposits that shareholder's certificates or, in the case of uncertificated shares, returns the executed forms, that shareholder loses all rights as a shareholder, unless the shareholder withdraws pursuant to subsection (2).

(2) A shareholder who has complied with subsection (1) may nevertheless decline to exercise appraisal rights and withdraw from the appraisal process by so notifying the corporation in writing by the date set forth in the appraisal notice pursuant to s. 607.1322(2)(b)6. A shareholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the corporation's written consent.

(3) A shareholder who does not execute and return the form and, in the case of certificated shares, deposit that shareholder's share certificates if required, each by the date set forth in the notice described in subsection (2), shall not be entitled to payment under this chapter.

HISTORY.--s. 27, ch. 2003-283.

Disclaimer: The information on this system is unverified. The journals or printed bills of the respective chambers should be consulted for official purposes. Copyright (C) 2000-2003 State of Florida. Privacy Statement.

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The 2003 Florida Statutes
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              Title XXXVI                Chapter 607      View Entire Chapter
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          BUSINESS ORGANIZATIONS        CORPORATIONS

607.1326  PROCEDURE IF SHAREHOLDER IS DISSATISFIED WITH OFFER.--

(1) A shareholder who is dissatisfied with the corporation's offer as set forth pursuant to s. 607.1322(2)(b)4. must notify the corporation on the form provided pursuant to s. 607.1322(1) of that shareholder's estimate of the fair value of the shares and demand payment of that estimate plus interest.

(2) A shareholder who fails to notify the corporation in writing of that shareholder's demand to be paid the shareholder's stated estimate of the fair value plus interest under subsection (1) within the timeframe set forth in s. 607.1322(2)(b)2. waives the right to demand payment under this section and shall be entitled only to the payment offered by the corporation pursuant to s. 607.1322(2)(b)4.

HISTORY.--s. 29, ch. 2003-283,

Disclaimer: The information on this system is unverified. The journals or printed bills of the respective chambers should be consulted for official purposes. Copyright (C) 2000-2003 State of Florida. Privacy Statement.

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The 2003 Florida Statutes
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              Title XXXVI                Chapter 607      View Entire Chapter
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          BUSINESS ORGANIZATIONS        CORPORATIONS

607.1333  LIMITATION ON CORPORATE PAYMENT.--

(1) No payment shall be made to a shareholder seeking appraisal rights if, at the time of payment, the corporation is unable to meet the distribution standards of s. 607.06401. In such event, the shareholder shall, at the shareholder's option:

(a) Withdraw his or her notice of intent to assert appraisal rights, which shall in such event be deemed withdrawn with the consent of the corporation; or

(b) Retain his or her status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the shareholders not asserting appraisal rights, and if it is not liquidated, retain his or her right to be paid for the shares, which right the corporation shall be obliged to satisfy when the restrictions of this section do not apply.

(2) The shareholder shall exercise the option under paragraph (1)(a) or paragraph (b) by written notice filed with the corporation within 30 days after the corporation has given written notice that the payment for shares cannot be made because of the restrictions of this section. If the shareholder fails to exercise the option, the shareholder shall be deemed to have withdrawn his or her notice of intent to assert appraisal rights.

HISTORY.--s. 32, ch. 2003-283.

Disclaimer: The information on this system is unverified. The journals or printed bills of the respective chambers should be consulted for official purposes. Copyright (C) 2000-2003 State of Florida. Privacy Statement.


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